 Commission File No. 000-51140

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement
☐ Confidential for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐ Definitive Information Statement

JUMP’N JAX, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies: n/a

(2)	Aggregate number of securities to which transaction applies: n/a

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): n/a.

(4)	Proposed maximum aggregate value of transaction: n/a

(5)	Total fee paid: -0-

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date filed:

JUMP’N JAX, INC
3270 South 1100 West
South Salt Lake, Utah 84119

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF OUR MAJORITY STOCKHOLDERS

Dear Stockholders of Jump’n Jax, Inc.:

We are writing to advise you that our two controlling stockholders have approved by written consent certain resolutions to (a) change the state of our corporate domicile from the State of Utah to the State of Nevada, (b) to change our name to CuraTech Industries, Inc., and (c) to effect a forward stock split of our issued and outstanding common stock on a four shares for one share basis.

On June 12, 2006, our board of directors unanimously approved the change of domicile, name change and forward stock split, and also unanimously approved the execution of the agreement to acquire MedaCure International, Inc., a privately held corporation based in Salt Lake City, Utah (referred to herein as “MedaCure”).

To facilitate the acquisition of MedaCure, we will merge our newly created, wholly owned subsidiary, CuraTech Acquisitions, Inc., with and into MedaCure with MedaCure being the survivor of the merger. Under the terms of the agreement, all of MedaCure's outstanding capital stock will be converted into shares of Jump’n Jax common stock. We anticipate that the forward split of our common stock will be effected immediately prior to the closing of the acquisition. The acquisition will not be effective until the articles of merger between our acquisition subsidiary and MedaCure are filed with the offices of the Secretary of State for Nevada and Utah.

Also on June 12, 2006, our two controlling stockholders, who at that time owned approximately 64.8% of our outstanding shares of common stock, approved the change of domicile, name change and forward stock split by written consent in lieu of a meeting.

PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS. STOCKHOLDER APPROVAL OF THE ACQUISITION OF MEDACURE IS NOT REQUIRED AND IS NOT BEING SOUGHT.

No action is required by you. The accompanying information statement is furnished only to inform stockholders of the actions taken by written consent described above before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Completion of the acquisition of MedaCure will result in a change in control of Jump’n Jax, Inc. and the assumption of MedaCure’s assets, liabilities and operations by Jump’n Jax.

The accompanying information statement is for information purposes only and explains the actions taken by written consent, the terms of the acquisition of MedaCure and related transactions. Please read the accompanying information statement carefully.

August __, 2006	Very truly yours,

/s/ Lane S. Clissold
Lane S. Clissold, President

JUMP’N JAX, INC
3270 South 1100 West
South Salt Lake, Utah 84119

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND A PROXY

This information statement is being sent by first class mail to all record and beneficial owners of the common stock, $0.001 par value, of Jump’n Jax, Inc., a Utah corporation, which we refer to herein as “Jump’n Jax,” “company,” “we,” “our” or “us.” The mailing date of this information statement is on or about August __, 2006.

On June 12, 2006, the record date for determining the identity of stockholders who are entitled to receive this information statement, 807,602 shares of our common stock were issued and outstanding. The common stock constitutes the sole outstanding class of voting securities of Jump’n Jax. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

On June 12, 2006, our two controlling stockholders who at that time beneficially owned in the aggregate 523,359 shares, or approximately 64.8%, of our issued and outstanding common stock, consented in writing to the following:

1.
To change of our corporate domicile from the State of Utah to the State of Nevada and to change our corporate name, upon the closing of the anticipated acquisition transaction, to “CuraTech Industries, Inc.”

2.	To effect a forward stock split of our issued and outstanding common stock on a four shares for one share basis.

The controlling stockholders have not consented to or considered any other corporate action.

Also on June 22, 2006, Jump’n Jax, Inc., together with our wholly owned subsidiary, CuraTech Acquisitions, Inc., entered into an agreement and plan of merger with MedaCure International, Inc., in order to facilitate our acquisition of MedaCure.

Because stockholders holding at least a majority of the voting rights of our outstanding common stock at the record date have voted in favor of the change in domicile, change in corporate name and forward stock split, and have sufficient voting power to approve such proposals through their ownership of common stock, no other stockholder consents will be solicited in connection with this information statement. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934 (the “Exchange Act”), the proposals will not become effective until a date at least 20 days after the date on which this information statement has been mailed to the stockholders. We anticipate that the actions contemplated herein will be effected on or about the close of business on September 30, 2006. This information statement will serve as written notice to stockholders pursuant to Section 16-10a-704 of the Utah Revised Business Corporation Act.

Our board of directors has also unanimously approved the forward stock split of our 807,602 issued and outstanding shares of common stock on a four shares for one share basis. The split will be effected prior to the consummation of the acquisition and will increase the number of issued and outstanding shares to 3,230,408 shares.

PRINCIPAL ACCOUNTANT FEES AND SERVICES	30
SELECTED HISTORICAL FINANCIAL DATA OF JUMP’N JAX, INC.	31
EXPERTS	31
FINANCIAL INFORMATION FOR MEDACURE INTERNATIONAL, INC.	32
WHERE YOU CAN FIND MORE INFORMATION	32

Appendix A - Articles of Incorporation of CuraTech Industries, Inc.
Appendix B - Form of Articles of Merger to change domicile
Appendix C - Agreement and Plan of Merger and Addendum
Appendix D - Financial Statements for MedaCure International, Inc.
Appendix E - Utah Law Regarding Dissenters’ Rights

FORWARD LOOKING INFORMATION

This information statement and other reports that we file with the SEC contain certain forward-looking statements relating to, among other things, the closing of the acquisition transaction and our future financial performance or future events. In some cases, you can identify forward-looking statements by terminology such as "may," "will" "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue," or the negative of these terms or other comparable terminology. Such statements are subject to numerous known and unknown risks, uncertainties, assumptions and other factors, including those set forth in this information statement, that could cause actual future events or results to differ materially from historical results, or those described in the forward-looking statement. The forward-looking statements contained herein should be considered in light of these factors. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this information statement. You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors such as:

• continued development of our product;
• dependence on key personnel;
• competitive factors;
• the operation of our business; and
• general economic conditions.

Except as required under federal securities laws and the rules and regulations of the SEC, we and our merger subsidiary, CuraTech Acquisitions, do not undertake to update forward-looking information contained herein or elsewhere to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking information. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated in, contemplated by or implied by such statements.

For a detailed discussion of these and other risk factors, please refer to our filings with the SEC on Forms 10-KSB, 10-QSB and 8-K. You can obtain copies of these reports and other filings for free at the SEC’s Web site at www.sec.gov or from commercial document retrieval services.

GENERAL

This information statement is being furnished to all of our stockholders of record on June 12, 2006 in connection with the approval by our board of directors and controlling stockholders:

•
To change of our corporate domicile from the State of Utah to the State of Nevada and to change our corporate name to “CuraTech Industries, Inc.” upon the closing of the anticipated acquisition transaction. The form of our articles of incorporation and articles of merger to reflect the change of domicile are attached to this information statement as Appendix A and Appendix B, respectively; and

•	To effect a forward stock split of our issued and outstanding common stock on a four shares for one share basis.

The controlling stockholders have not consented to or considered any other corporate action.

Our board of directors also unanimously approved the acquisition of MedaCure. To facilitate the acquisition, we entered into the agreement and plan of merger with MedaCure on June 22, 2006. Pursuant to that agreement, we will, among other things, issue 11,579,167 shares of our authorized, but previously unissued common stock, to the stockholders of MedaCure in exchange for all of the issued and outstanding common stock of MedaCure. The change of domicile, change of corporate name and forward stock split are called for by the agreement and plan of merger.

Upon the closing of the acquisition, our current President and director will resign and MedaCure will nominate three new directors and new management. The acquisition is expected to close on or about September 30, 2006, and will become effective upon the filing of the Articles of Merger with the offices of the Secretary of the State of Nevada. Because the acquisition will close after we change our domicile to Nevada, the acquisition will be completed pursuant to the laws of the State of Nevada. We anticipate the filings will occur immediately after the closing.

The elimination of the need for a special meeting of stockholders to approve the proposals set forth above is authorized by 16-101-704 of the Utah Revises Business Corporation Act, referred to herein as the “Utah Code,” which provides that any action required or permitted to be taken at a meeting of stockholder may be taken without a meeting if a written consent is signed by stockholders holding at least a majority of the voting power of the corporation, except that if a different proportion of voting power is required for such action at a meeting , then that proportion or written consents is required. Where an action is authorized by written consent, no meeting of stockholders need be called.

Pursuant to the Utah Code, a majority of the outstanding shares of voting stock entitled to vote thereon is required in order to approve the proposed actions set forth herein. In order to eliminate the costs and management time involved in holding a special meeting of stockholders and in order to approve the change of domicile, change of corporate name and forward stock split, the board of directors decided to use the written consent of the holders of a majority of our outstanding common stock in lieu of a stockholders’ meeting.

Our controlling stockholders, who beneficially owned 64.8% of our outstanding common stock entitled to vote on the aforementioned actions, gave their written consent to the approval of the foregoing on June 12, 2006. Accordingly, the actions will not be submitted to our other stockholders for a vote and this information statement is being furnished to our stockholders only to provide the prompt notice of the taking of such actions.

We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this information statement to the beneficial owners of our common stock.

SUMMARY

This summary highlights selected information set forth herein and may not contain all of the information that is important to you. To understand fully the change of domicile, change of corporate name, forward stock split and the acquisition of MedaCure, you should read carefully this entire information statement and the accompanying documents to which we refer. See "Where You Can Find More Information." The Nevada articles of incorporation, form of articles of merger and agreement and plan of merger are attached as appendices to this information statement. We encourage you to read these documents. We have included page references in parentheses to direct you to a more complete description of the topics presented in this summary.

Change of Domicile - Nevada Articles of Incorporation (Page 15)

Our board of directors and stockholders holding a majority of our outstanding common stock have approved resolutions to (a) change the state of our corporate domicile from the State of Utah to the State of Nevada, (b) to change our corporate name to CuraTech Industries, Inc., and (c) to effect a forward stock split of our issued and outstanding common stock on a four shares for one share basis. The Nevada articles of incorporation and articles of merger to change our domicile are attached hereto as Appendix A and Appendix B, respectively.

Forward Stock Split (Page 23)

Prior to the closing of the acquisition transaction, we will effect a forward stock split of the issued and outstanding shares of Jump’n Jax common stock on a four shares for one share basis, the effect of which will increase the number of issued and outstanding Jump’n Jax shares to 3,230,408 shares.

Parties to the Agreement and Plan of Merger (Page 16)

Jump’n Jax, Inc.
3270 South 1100 West
South Salt Lake, Utah 84119

We were originally organized in March 2000 as the wholly owned subsidiary of Draco Holding Corporation and we engaged in the business of leasing inflatable balloon bounce-houses for parties and outdoor activities in Southern Utah. On April 30, 2004, Draco completed a share exchange agreement with the stockholders of Hong Xiang Petroleum Group Limited, a British Virgin Island company, whereby Draco acquired 100% of Hong Xiang in exchange for shares of Draco common stock representing a controlling interest. Draco then changed its corporate name to China Northeast Petroleum Holdings, Inc.

Pursuant to the share exchange agreement, 100% of the shares of Jump’n Jax, Inc. were to be distributed to those stockholders of record as of March 8, 2004 of China Northeast Petroleum (f.k.a. Draco). We then filed with the SEC a registration statement on Form SB-2 in order to facilitate the distribution (spin-off) of the Jump’n Jax shares.

We continued to operate our balloon bounce house rental business until January 2006, at which time we discontinued that business and began to search for a new business or entity with which to merge or acquire. We have a limited operating history and no representation is made, nor is any intended, that we will be able to carry on any future business activities successfully.

CuraTech Acquisitions, Inc.
3270 South 1100 West
South Salt Lake, Utah 84119

CuraTech Acquisitions, Inc. is a newly formed Nevada corporation and wholly owned subsidiary of Jump’n Jax that was organized for the specific purpose of facilitating the acquisition of MedaCure. CuraTech Acquisitions has not conducted any business during any period of its existence except in furtherance of the merger transaction.

MedaCure International, Inc.
6337 Highland Drive, # 1053
Salt Lake City, Utah 84121

MedaCure International, Inc. was formed in April 2006 to acquire, develop and market a health supplement that is believed to enhance and build-up the body’s natural immune system defenses. MedaCure acquired its product in May 2006 from its inventor.

Controlling Stockholders (Page 9)

Jump’n Jax’s two controlling stockholders, Lane S. Clissold and Steven D. Moulton, have consented in writing to the corporate actions being taken that would have otherwise been ratified by a majority of stockholders at a meeting. Subsequently on June 16, 2006, Messrs. Clissold and Moulton entered into a certain Share Purchase Agreement, whereby they sold an aggregate of 358,118 shares of our issued and outstanding common stock, representing approximately 44% of the total outstanding shares, to certain principals of MedaCure.

Structure of the Acquisition of MedaCure (Page 16)

Upon filing of a certificate of merger with the offices of the Secretary of the States of Nevada, referred to herein as the “effective time of the merger,” the control of our company will change and we will carry on the business of MedaCure. This change of control will be effected through the following actions:

•
CuraTech Acquisitions, our wholly owned subsidiary, will merge with and into MedaCure, the separate corporate existence of CuraTech Acquisitions will cease and Jump’n Jax will become the parent corporation of MedaCure. As a result of the transaction and our change of domicile to the State of Nevada, we will change our name from Jump’n Jax, Inc. to CuraTech Industries, Inc.;

•
Jump’n Jax will issue an aggregate of 11,579,167 shares of its restricted common stock to the stockholders of MedaCure in exchange for 100% of the issued and outstanding shares of MedaCure capital stock; and

•	The officers and directors (or director nominees) of MedaCure will replace the officers and directors of Jump’n Jax and will control the business and operations of our company.

Consideration (Page 19)

Pursuant to the terms of the acquisition, all of the issued and outstanding shares of MedaCure common stock will be converted into the right to receive shares of Jump’n Jax common stock. In the aggregate, the stockholders of MedaCure capital stock will receive 11,579,167 shares of our common stock. Fractional shares will not be issued. After the merger, the current MedaCure stockholder will no longer own a direct equity interest in MedaCure.

Reasons for the Acquisition of MedaCure (Page 17)

Our board of directors considered various factors in approving the acquisition of MedaCure and believe the acquisition will be in the best interest of our stockholders. Following the termination of our balloon bounce house business, we began to explore the acquisition or merger with an operating business or entity. Our board analyzed MedaCure’s operations, prospects and managerial resources and believes that acquiring MedaCure’s business and growth potential by means of a merger is the best opportunity to increase value to our stockholders. Our board of directors did not request a fairness opinion in connection with the transaction and none has been obtained.

Cost and Expenses of the Acquisition (Page 22)

The merger agreement provides that all costs and expenses in connection with the acquisition will be paid by the party incurring these costs and expenses.

Dissenters’ Rights (Page 22)

Under applicable Utah law, our stockholders have the right to dissent from the change of domicile to the State of Nevada that is being taken by written consent and to demand appraisal of their shares in connection with that change.

Risk Factors (Page 10)

The acquisition of MedaCure and related transaction, as well as the ownership of our common stock after the merger, involves a high degree of risk. You should carefully consider the information set forth in the section entitled “Risk Factors,” as well as the other information in this information statement.

•
Upon completion of the acquisition, we will assume MedaCure’s assets, liabilities and plan of operation that will require additional financing to fully implement. There can be no assurance that such financing can be obtained, or whether we will have to raise additional capital following the acquisition in order to implement our business plan.

•
Our current stockholders will be diluted by the shares issued as part of the acquisition transaction and may be diluted by future issuances of shares, if necessary, to satisfy our working capital needs. We are issuing 11,579,167 shares of our common stock as part of the acquisition transaction, which, together with other possible future issuances to raise additional working capital, will reduce the percentage ownership of our existing stockholders substantially.

Directors and Executive Management Following the Acquisition of MedaCure (Page 29)

Following completion of the acquisition of MedaCure, our current President and director will resign and three new appointees designated by MedaCure and one current director will comprise our board of directors.

CONTROLLING STOCKHOLDERS

On June 12, 2006, the following controlling stockholders, owning approximately 64.8% of our common stock, consented in writing to approve the change in domicile, name change and forward stock split. The information in the table does not reflect the acquisition of MedaCure and transactions resulting therefrom, the four shares for one share forward stock split, or subsequent transfers by the controlling stockholders.

Name and Address	Number of Shares	Percent(1)
Lane S. Clissold	261,167	32.3%
3270 South 1100 West
South Salt Lake, Utah 84119
Steven D. Moulton	262,192	32.5%
3270 South 1100 West
South Salt Lake, Utah 84119

Note:	Unless otherwise indicated in the footnotes below, we have been advised that each person above has sole voting and investment power over the shares indicated above.

(1) Based upon 807,602 shares of common stock outstanding on June 12, 2006.

Under Section 14(c) of the Exchange Act, those actions taken by written consent without a meeting of stockholders (change of domicile, name change and stock split) cannot become effective until 20 days after the mailing date of this information statement. We are not seeking written consent from any stockholders other than as set forth above and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this information statement is furnished solely for the purpose of advising stockholders of the actions taken by written consent and giving stockholders advance notice of the actions taken, as required by the Exchange Act.

Stockholders will have dissenters’ rights in conjunction with the proposed action to change our domicile to Nevada, which is being taken by written consent of a majority of our outstanding shares.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT AND AFFILIATES FOLLOWING THE ACQUISITION

Upon the closing of the MedaCure acquisition and issuance of shares thereunder, the holdings of (i) each stockholder expected to be the beneficial owner of more than 5% of our common stock, (ii) each of our anticipated directors and executive officers, and (iii) all of the anticipated directors and executive officers as a group, will be as set forth in the following table. The address of each person listed below, unless otherwise indicated, is c/o MedaCure International, Inc., 6337 Highland Drive, # 1053, Salt lake City, Utah 84121. Unless otherwise indicated in the table footnotes, shares will be owned of record and beneficially by the named person. For purposes of the following table, a person is deemed to be the beneficial owner of any shares of common stock (a) over which the person has or shares, directly or indirectly, voting or investment power, or (b) of which the person has a right to acquire beneficial ownership at any time within 60 days after the effective time of the merger. “Voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares.

All share amounts and percentages have been adjusted to reflect the four shares for one share forward stock split and the issuance of 11,579,167 shares for the MedaCure acquisition. Individual holdings include the approximate number of shares to be issued to each respective individual following the closing of the MedaCure acquisition. The number of shares outstanding will be 12,386,769 shares.

Name and Address	Number of Shares	Percent(1)
5% Beneficial Owners:
The Dastrup Family Trust	6,914,472(2)	55.8%
Shirlee Dastrup	3,918,000(3)	31.6%
Ronald Moulton	800,0000	6.4%
Directors and Executive Officers:
Lincoln Dastrup	6,914,472(4)	55.8%
Linda Dastrup	6,914,472(5)	55.8%
Jarom Dastrup	1,000,000(6)	8.1%
Steven D. Moulton	3,000,000	2.4%
All directors and executive officers	8,214,472(7)	66.3%
as a group (4 persons)

(1)
Percentage ownership is based on 12,386,769 shares outstanding after the acquisition of MedaCure and giving effect to the four shares for one share forward stock split. Percentage is calculated for each individual listed based upon their beneficial ownership of shares, although ownership may be shared with others, such as the Dastrup Family Trust.

(2)
The Dastrup Family Trust is a family trust of which Lincoln Dastrup and Linda Dastrup are the trustees with voting and dispositive power over the trust. Includes 6,000,000 shares to be issued upon the acquisition of MedaCure.

(3)	Shirlee Dastrup is the mother of Lincoln Dastrup. Amount shown includes 3,500,000 shares to be issued upon the acquisition of MedaCure.
(4)	These shares are held in the name of The Dastrup Family Trust, of which Mr. Dastrup is a trustee.
(5)	These shares are held in the name of The Dastrup Family Trust, of which Mrs. Dastrup is a trustee.
(6)	Amount show represents 1,000,000 shares to be issued upon the acquisition of MedaCure.
(7)	Amount shown represents the holdings of Jarom Dastrup, Steven D. Moulton and The Dastrup Family Trust, of which Lincoln Dastrup and Linda Dastrup are trustees.

RISK FACTORS

You should consider carefully the following risk factors relating to Jump’n Jax and MedaCure, any of which could materially harm our business.

Risks Relating to the Acquisition of MedaCure

Our current stockholders have no opportunity to approve or disapprove the acquisition of MedaCure or other actions described herein and will experience substantial dilution in connection with the transaction.

The acquisition of MedaCure has been approved solely by our board of directors and will not be presented to our stockholders for approval. Also, under applicable state law, the other actions described herein that would routinely be taken at a meeting of stockholders, are being taken by written consent of stockholders having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders. Accordingly, stockholders other than our two controlling stockholders are not being asked to approve or disapprove these matters. In addition, in the event the MedaCure acquisition is completed, our current stockholders will experience substantial dilution in their ownership interest in our company.

If the acquisition of MedaCure does not occur, we will not benefit from expenses we have incurred in pursuit of the transaction.

The acquisition of MedaCure may not be completed. If conditions to completion of the acquisition are not satisfied or the transaction is not otherwise finalized, we will have incurred expenses for which no ultimate benefit will have been received. We currently expect to incur out of pocket expenses of approximately $25,000 for services in connection with the acquisition, consisting of professional fees, financial printing and other related charges, much of which may be incurred even if the acquisition is not completed. If the acquisition is not completed, such expenses will most likely be paid for by advances from stockholders, of which there can be no assurance, and which will be evidenced on our financial statements as current liabilities.

We will most likely require additional financing to proceed with our anticipated business activities following completion of the acquisition. There can be no assurance that financing will be available on terms beneficial to us, or at all.

Following the acquisition of MedaCure, we will probably require financing of approximately $500,000 during the next 12 months in to proceed with our anticipated business activities. If we need to raise additional capital by selling equity or equity-linked securities, these securities would dilute the ownership percentage of our existing stockholders. Also, these securities could have rights, preferences or privileges senior to those of our common stock. If we raise additional capital by issuing debt securities, those securities may contain covenants that restrict us in terms of how we operate our business, which could also affect the value of our common stock. There can be no assurance that we will be able to raise future capital on terms that will be reasonable and beneficial to us, or at all.

Risks Relating to Our Business After the Completion of the Acquisition

MedaCure has a limited operating history and has not recorded revenues or operating profits since its inception and Jump’n Jax has realized only nominal revenues for several years. Continuing losses may exhaust our capital resources and force us to discontinue operations.

MedaCure was incorporated in April 2006, has a limited operating history and incurred net losses since inception. Jump’n Jax has been in operation since March 2000, but has realized only nominal revenues in recent years and has a net stockholders’ equity of $20,470 as of June 30, 2006. The potential for us to generate profits following the completion of the acquisition depends on many factors, including the following:

•	our ability to secure adequate funding to complete ongoing research and development and to commercially market MedaCure’s product;

•	the size and timing of future customer orders, milestone achievement, product delivery and customer acceptance, if required;

•	success in developing, maintaining and enhancing strategic relationships with potential customers;

•	our ability to protect MedaCure’s intellectual property;

•	actions by competitors towards the development and marketing of products that will compete directly with ours;

•	the costs of maintaining and expanding operations; and

•	our ability to attract and retain a qualified work force.

We cannot assure you that following the acquisition of MedaCure we will achieve any of the foregoing factors or realize profitability in the immediate future or at any time.

MedaCure may find it difficult to obtain capital necessary for its operations, which may have an adverse effect on our future business following the acquisition.

MedaCure was recently formed and does not have an operating history. To proceed with its planned operations, MedaCure will most likely need additional funding following completion of the acquisition transaction. Without the additional funding, we may not be able to achieve the planned operations of MedaCure, which would most likely have a material negative impact on our business and future prospects.

If MedaCure cannot achieve commercial application of its product, we may not achieve profitability.

The development of a market for MedaCure’s product is dependent on the creation and implementation of a successful marketing plan and the acceptance of the product in the marketplace. This development may be impacted by many factors including, but not limited to the following:

•	existence of competing products and emergence of new products;

•	inability to finalize a successful marketing strategy;

•	lack of acceptance of MedaCure’s product; and

•	inability to adjust to changes in the marketplace and to keep pace with competitors.

If we fail to develop sufficiently a market for MedaCure’s product or if we are unable to successfully compete with other existing and new products, we may not achieve profitability.

Certain government regulations concerning approval of MedaCure’s products may negatively impact our business following the acquisition of MedaCure.

It may be necessary MedaCure’s products to be approved by one or more agencies of the Federal government, including the Food and Drug Administration. Government regulations concerning the product and its use by humans may be burdensome and costly and could negatively impact our business following the acquisition of MedaCure. Although we do not believe the product requires FDA approval for the initial application in the U.S. for animal treatment, we do not know the extent to which any such regulations may impact the product or MedaCure’s business. Any new regulation may increase costs and could reduce our potential to be profitable following completion of the merger.

The industry in which MedaCure operates is highly competitive and could affect our results of operations, which would make profitability even more difficult to achieve and sustain.

The health and supplement industry is highly competitive and is marked by rapid changes and new products. Other competitors and potential competitors include several large national and international companies involved in the health and supplement business. Most existing and potential competitors have greater financial resources, larger market share, and larger production and technology research capability, which may enable them to establish a stronger competitive position than we have, in part through greater marketing opportunities. If we fail to address competitive developments quickly and effectively, we will not be able to grow our business or remain a viable entity.

Our business could be adversely affected by any adverse economic developments in the health and supplement industry and/or the economy in general.

MedaCure depends on the perceived initial demand for its product in the U.S. in the treatment of animals. Therefore, our business is susceptible to downturns in the health and supplement industry and the economy in general. Any significant downturn in the market or in general economic conditions would likely hurt our business.

If MedaCure fails to keep up with changes affecting its product and the markets that it will ultimately offer its product, it will become less competitive and thus adversely affect future financial performance.

In order to remain competitive and serve its potential effectively, MedaCure must respond on a timely and cost-efficient basis to changes in health and supplement products in general, industry standards and procedures and customer preferences. MedaCure believes that to remain competitive, it will need to continuously develop new products and applications for existing products. In some cases these changes may be significant and the cost to comply with these changes may be substantial. We cannot assure you that we will be able to adapt to any changes in the future or that we will have the financial resources to keep up with changes in the marketplace. Also, the cost of adapting to changes in MedaCure’s product may have a material and adverse effect on our operating results.

Our business could be adversely affected by local, state, national, international laws or regulations.

MedaCure’s future success depends in part on laws and regulations that exist, or are expected to be enacted around the world. These laws and regulations could negatively affect our business and anticipated revenues. MedaCure cannot guarantee a positive outcome in direction, timing, or scope of laws and regulations that may be enacted which will affect its business.

Our future success depends on retaining MedaCure’s existing key employees and hiring and assimilating new key employees. The loss of key employees or the inability to attract new key employees could limit our ability to execute our growth strategy, resulting in lost sales and a slower rate of growth.

Our future success depends in part on our ability to retain MedaCure’s key employees including its executive officers. Although following the acquisition we expect to have employment agreements with these executives, each executive may be able to terminate his or her agreement at any time. We anticipate obtaining in the futures "key man" insurance for one or more of our key executives. It would be difficult for us to replace any one of these individuals. In addition, as we grow we may need to hire additional key personnel. We may not be able to identify and attract high quality employees or successfully assimilate new employees into our existing management structure.

We may be unable to protect our intellectual property adequately or cost effectively, which may cause us to lose market share or reduce prices.

Our future success depends in part on MedaCure’s ability to protect and preserve its proprietary rights related to its product. We cannot assure you that we will be able to prevent third parties from using our intellectual property rights and technology without our authorization. Although MedaCure has not obtained any patents on its product, it may in the future file for patent protection for its product and will also rely on trade secrets, common law trademark rights and trademark registrations. MedaCure will also employ confidentiality and work for hire, development, assignment and license agreements with employees, consultants, third party developers, licensees and customers. However, these measures afford only limited protection and may be flawed or inadequate. Also, enforcing intellectual property rights could be costly and time-consuming and could distract management’s attention from operating business matters.

MedaCure’s intellectual property may infringe on the rights of others, resulting in costly litigation.

In recent years, there has been significant litigation in the United States involving patents and other intellectual property rights. In particular, there has been an increase in the filing of suits alleging infringement of intellectual property rights, which pressure defendants into entering settlement arrangements quickly to dispose of such suits, regardless of their merits. Other companies or individuals may allege that we infringe on their intellectual property rights. Litigation, particularly in the area of intellectual property rights, is costly and the outcome is inherently uncertain. In the event of an adverse result against future rights we may acquire, we could be liable for substantial damages and we may be forced to discontinue our use of the subject matter in question or obtain a license to use those rights or develop non-infringing alternatives. Any of these results would increase our cash expenditures, adversely affecting our financial condition.

We may not be able to manage our growth effectively, which could adversely affect our operations and financial performance.

The ability to manage and operate our business as we execute our development and growth strategy will require effective planning. Possible future growth could strain our management and internal resources and cause other problems that could adversely affect our financial performance. We expect that MedaCure’s efforts to grow will place a significant strain on personnel, management systems, infrastructure and other resources. Our ability to manage future growth effectively will also require us to successfully attract, train, motivate, retain and manage new employees and continue to update and improve our operational, financial and management controls and procedures. If we do not manage our growth effectively, our operations could be adversely affected, resulting in slower growth and a failure to achieve or sustain profitability.

Being a public company involves increased administrative costs, which could result in lower net income and make it more difficult for us to attract and retain key personnel.

As a public company, we incur significant legal, accounting and other expenses that MedaCure did not incur as a private company. In addition, the Sarbanes-Oxley Act of 2002 as well as new rules subsequently implemented by the SEC, have required changes in corporate governance practices of public companies. We expect that these new rules and regulations will increase our legal and financial compliance costs and make some activities more time consuming. For example, in connection with being a public company, we may have to create several board committees, implement additional internal controls and disclose controls and procedures, retain a transfer agent and financial printer, adopt an insider trading policy and incur costs relating to preparing and distributing periodic public reports in compliance with our obligations under securities laws. These new rules and regulations could also make it more difficult for us to attract and retain qualified executive officers and members of our board of directors, particularly to serve on our audit committee.

Risks Relating to Ownership of Our Common Stock

We cannot assure you that there will be an active trading market for our common stock and it could be difficult for holders of our common stock to liquidate their shares.

Even though our common stock is expected to continue to be quoted on the OTC Bulletin Board, we cannot predict the extent to which a trading market will develop or how liquid that market might become. Also, most shares outstanding after the acquisition of MedaCure, including those issued pursuant to the acquisition, will be "restricted securities" within the meaning of Rule 144 promulgated by the SEC and will therefore be subject to certain limitations on the ability of holders to resell such shares. Because only a small percentage of our outstanding shares are freely tradeable in the public market, the price of our shares could be volatile and liquidation of a person’s holdings may be difficult. Thus, holders of our common stock may be required to retain their shares for a long period of time.

We do not anticipate paying dividends in the foreseeable future. This could make our stock less attractive to potential investors.

We anticipate that we will retain any future earnings and other cash resources for future operation and development of our business and do not intend to declare or pay any cash dividends in the foreseeable future. Any future payment of cash dividends will be at the discretion of our board of directors after taking into account many factors, including our operating results, financial condition and capital requirements. Corporations that pay dividends may be viewed as a better investment than corporations that do not.

Future sales or the potential for sale of a substantial number of shares of our common stock could cause our market value to decline and could impair our ability to raise capital through subsequent equity offerings.

Sales of a substantial number of shares of our common stock in the public markets, or the perception that these sales may occur, could cause the market price of our common stock to decline and could materially impair our ability to raise capital through the sale of additional equity securities. Once the acquisition of MedaCure is completed, in addition to the 12,386,769 shares of our common stock actually issued and outstanding, there will be approximately another 37.6 million shares of authorized, but unissued common stock that may be issued in the future.

It may be difficult for a third party to acquire us, and this could depress our stock price.

Under Nevada corporate law, we are permitted to include or exclude certain provisions in our articles of incorporation and/or by-laws that could discourage information contests and make it more difficult for you and other stockholders to elect directors and take other corporate actions. As a result, these provisions could limit the price that investors are willing to pay in the future for shares of our common stock. For example:

•
Without prior stockholder approval, the board of directors has the authority to issue one or more classes of preferred stock with rights senior to those of common stock and to determine the rights, privileges and inference of that preferred stock;

•
Under Nevada law, we are not required to provide for, and our by-laws do not provide for, cumulative voting in the election of directors, which would otherwise allow less than a majority of stockholders to elect director candidates; and

•	Stockholders cannot call a special meeting of stockholders.

Trading in our shares may be subject to certain "penny stock” regulation which could have a negative effect on the price of our shares in the public trading market.

Public trading of our common stock on the OTCBB may be subject to certain provisions, commonly referred to as the penny stock rule, promulgated under the Securities Exchange Act of 1934. A penny stock is generally defined to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions. If our stock is deemed to be a penny stock, trading in our stock will be subject to additional sales practice requirements on broker-dealers. These may require a broker dealer to:

•	make a special suitability determination for purchasers of penny stocks;

•	receive the purchaser's written consent to the transaction prior to the purchase; and

•	deliver to a prospective purchaser of a penny stock, prior to the first transaction, a risk disclosure document relating to the penny stock market.

Consequently, penny stock rules may restrict the ability of broker-dealers to trade and/or maintain a market in our common stock. Also, many prospective investors may not want to get involved with the additional administrative requirements, which may have a material adverse effect on the trading of our shares.

CHANGE OF DOMICLE AND NAME CHANGE

On June 12, 2006, our board of directors voted unanimously to authorize and recommend that in connection with the acquisition of MedaCure, our stockholders approve a change in our corporate domicile from the State of Utah to the State of Nevada and to change our corporate name to CuraTech Industries, Inc. The change in domicile and name change were also approved by our two controlling stockholders acting by written consent.

Change in Domicile

In order to facilitate the change of our corporate domicile from Utah to Nevada, we have incorporated in the State of Nevada a newly created, wholly owned corporate subsidiary named CuraTech Industries, Inc. for the sole purpose of changing our corporate domicile to Nevada. CuraTech Industries has the same capitalization of Jump’n Jax, Inc.; 50 million shares of common stock, par value $0.001 per share. We then executed a merger agreement with CuraTech Industries whereby Jump’n Jax will be merged with and into CuraTech Industries with CuraTech being the surviving corporate entity.

The merger agreement will become effective and change of domicile will take place immediately prior to the closing of the acquisition of MedaCure International and upon the filing of the appropriate documents with the States of Utah and Nevada. After the effective date, CuraTech, the surviving corporation will be governed by the laws of the State of Nevada and its certificate of incorporation will continue to be the certificate of incorporation of the surviving corporation. Also, the present bylaws of the CuraTech will be and remain the bylaws of the surviving corporation.

Upon effectiveness of the merger between Jump’n Jax and CuraTech Industries, each share of Jump’n Jax common stock then issued and outstanding will be converted into one share of common stock of the CuraTech Industries. All outstanding certificates for shares of Jump’n Jax common stock will, until replaced by certificates of CuraTech Industries, represent the same number of shares of common stock of the CuraTech.

Management believes that the change in domicile will enable us to benefit from the widely recognized and more established corporate laws of Nevada. Certain shareholder rights may vary from the State of Utah to the State of Nevada, however management believes that shareholders’ rights will not be materially adversely affected.

Name Change

Upon the closing of the change of domicile merger and filing of the articles of merger with the Nevada Secretary of State, which will occur immediately prior to the closing of the acquisition of MedaCure International, our corporate name will be changed to "CuraTech Industries, Inc." The new name will reflect our change in business and the acquisition of MedaCure International. On June 12, 2006, our board of directors voted unanimously to authorize the name change in connection with the change of domicile and MedaCure acquisition and recommend that our stockholders approve the proposal. The name change was approved by the written consent of the controlling stockholders.

AGREEMENT AND PLAN OF MERGER

The following is only a summary of the material provisions of the agreement and plan of merger, dated as of June 22, 2006, by and among MedaCure, Jump’n Jax and CuraTech Acquisitions. The merger agreement is attached to this information statement as Appendix C. Please read the agreement in its entirety.

On June 22, 2006 we entered into an agreement and plan of merger to facilitate the acquisition of MedaCure International, Inc., a Nevada corporation. The acquisition of MedaCure is to be accomplished through the merger of our newly created, wholly owned subsidiary, CuraTech Acquisitions, Inc., a Nevada corporation, with and into MedaCure with MedaCure being the survivor of the merger. Under the agreement, 11,579,167 shares of MedaCure common stock issued and outstanding immediately prior to the effective time of the merger, will be converted into the right to receive an aggregate of 11,579,167 shares (post-split) of Jump’n Jax common stock. Accordingly, each one (1) share of MedaCure common stock is to be converted into the right to receive one (1) share of Jump’n Jax common stock.

In connection with the acquisition, we will also (a) effect a forward stock split of our issued and outstanding common stock on a four shares for one share basis; (b) change our corporate domicile from the State of Utah to Nevada; and (c) change our corporate name to CuraTech Industries, Inc.

Upon the closing of the acquisition, current stockholders of MedaCure will own approximately 78% of our issued and outstanding common stock, post-split, and our current stockholders will own approximately 22%. Additionally, in anticipation of the acquisition of MedaCure, certain principals of MedaCure purchased from our two principal stockholder, Lane S. Clissold and Steven D. Moulton, an aggregate of 358,118 shares of our common stock, which are equal to 1,432,472 post-split shares. These shares, when combined with the 11,579,167 shares to be issued to MedaCure stockholders in connection with the MedaCure acquisition, means that the current MedaCure stockholders will own 13,011,639 shares, or approximately 88% of our outstanding shares following completion of the acquisition.

The purpose of the acquisition is to allow us to acquire and carry on the business of MedaCure. It is anticipated that becoming a publicly held reporting company will enhance MedaCure’s business visibility and ability to attract and use additional sources of capital.

On June 12, 2006, Lane S. Clissold and Steven D. Moulton, the controlling stockholders of Jump’n Jax, beneficially owned 523,359 of our then outstanding shares of common stock, representing approximately 64.8% of the outstanding shares. The controlling stockholders have, in connection with the transactions contemplated by the merger agreement, executed a written consent to take the following actions:

•
to change of our corporate domicile from the State of Utah to the State of Nevada and to change our corporate name, upon the closing of the anticipated acquisition transaction, to CuraTech Industries, Inc.; and

•	to effect a forward stock split of our issued and outstanding common stock on a four shares for one share basis

Pursuant to respective laws of the States of Nevada and Utah and the rules and regulations of the Exchange Act, we are hereby notifying our stockholders of the approval of the foregoing matters and filing this information statement with the SEC, which will be mailed to all stockholders of record as of the record date established therefore.

The terms of the acquisition and agreement are more fully described below.

Background of the Acquisition of MedaCure

In March 2006, Steven D. Moulton, out Secretary and director, received a call from Lincoln Dastrup, a local businessman. Mr. Moulton has known Mr. Dastrup since 1988. Mr. Dastrup inquired about the status of Jump’n Jax and whether the company was actively looking for new business ventures. Mr. Moulton explained that Jump’n Jax had recently discontinued its balloon bounce house rental business and that it was looking for a new business.

Mr. Moulton met with Mr. Dastrup in mid-March 2006 and Mr. Dastrup discussed that he was looking for a public company into which to merge a new business venture that he was starting. The two gentlemen had several discussions over the next few weeks and Mr. Moulton discussed the matter with our other director, Lane S. Clissold. In late May, we reached a preliminary understanding with Mr. Dastrup to proceed with the proposed acquisition and we then began to do the preliminary work to prepare for the transaction. We engaged legal counsel to prepare the necessary agreements and accompanying documents to formalize the understanding between the parties. Also, financial statements for both companies had to be completed and audited as necessary.

Jump’n Jax proceeded to create in the State of Nevada on May 31 2006, a new wholly owned corporate subsidiary, CuraTech Industries, Inc., for the sole purpose of accomplishing the change of domicile. Also on May 31, 2006, we created CuraTech Acquisitions, Inc. as a new wholly owned Nevada corporate subsidiary for the sole purpose of facilitating the acquisition of MedaCure. Neither CuraTech Industries nor CuraTech Acquisitions has conducted any business during any period of its existence except in furtherance of the change of domicile and acquisition transaction. We then obtained on June 12, 2006, the written consent from shareholders holding the majority of our common stock and, on June 22, 2005, the parties completed and executed the agreement and plan of merger, which was also ratified by our board on that date.

It was determined that we would structure the acquisition to first change our domicile to Nevada and then have MedaCure merge with our subsidiary, CuraTech Acquisitions, and complete the transactions through our Nevada corporate entity, CuraTech Industries, Inc. MedaCure International, Inc. was incorporated on April 25, 2006 in the State of Nevada.

In early June 2006, legal counsel began to prepare the necessary agreements and documents to facilitate the intended transactions and related filings required to be filed with the SEC. We then filed with the SEC on June 22, 2006 a current notice on Form 8-K reporting the execution of the merger agreement and the sale of shares by our controlling stockholders to principals of MedaCure.

We then proceeded to prepare and file with the SEC a preliminary copy of this information statement anticipating that the definitive information statement would be prepared and mailed to stockholders on or about the date set forth herein.

Jump’n Jax’s Reasons for the Acquisition

In considering and approving the acquisition of MedaCure and agreement and plan of merger, our board of directors considered various factors including:

•	the discontinuance of our prior balloon bounce house rental business;

•	our current lack of assets and of business operations;

•	our limited prospects for the future;

•	MedaCure’s promising product, business plan and prospects for growth and expansion; and

•	anticipated increase in our stockholder values as a result of the acquisition of MedaCure.

In agreeing to the acquisition agreement, our board believes that the relinquishment of control to MedaCure’s stockholders and management and adoption of MedaCure’s assets and operations will eventually add value to Jump’n Jax and will benefit our stockholders. Our board reached this conclusion after analyzing MedaCure’s product, prospects and managerial resources, which are described in more detail herein, and believes that acquiring MedaCure’s growth potential by means of an acquisition is the best opportunity to increase value to our stockholders.

MedaCure’s Reasons for Being Acquired by Jump’n Jax

In considering and voting upon the acquisition and agreement and plan of merger, MedaCure’s board of directors considered the following:

•	MedaCure’s present financial condition, financial projections and future economic and market conditions affecting MedaCure;

•	increased market liquidity expected to result from exchanging stock in a private company for publicly traded securities of Jump’n Jax;

•	increased visibility in the financial community;

•	enhanced access to capital markets for possible future financing;

•	improved transparency of operations; and

•	perceived credibility and enhanced corporate image of being a publicly traded company.

Neither Jump’n Jax nor MedaCure retained the services of an investment banker or requested a fairness opinion in connection with the acquisition transaction.

The above discussion of the material factors considered by Jump’n Jax’s and MedaCure’s boards of directors is not intended to be exhaustive, but sets forth the principal factors considered. In view of the variety of factors considered in connection with their evaluation of the acquisition and the merger agreement, the boards considered the factors as a whole and did not find it practicable to and did not quantify or otherwise assign relative weight to the specific factors considered in reaching their determinations. In addition, individual members of the boards may have given different weight to different factors.

Material Terms of the Agreement and Plan of Merger

Subject to the terms and conditions of the merger agreement, we will change our corporate domicile to the State of Nevada prior to the closing of the acquisition. We will then become a Nevada corporation and our name will be changed to CuraTech Industries, Inc. At the effective time of the merger, our subsidiary, CuraTech Acquisitions, will merge with and into MedaCure, the separate corporate existence of CuraTech Acquisitions will cease and CuraTech Industries will become the parent corporation of MedaCure. As a condition of the agreement and prior to the closing, we will effect a forward stock split of our issued and outstanding shares on a four shares for one share basis. At the effective time of the merger, we will issue an aggregate of 11,579,167 shares of common stock (post-split) to the MedaCure stockholders in exchange for 100% of the issued and outstanding shares of MedaCure capital stock.

Immediately prior to the effective time of the merger, we will file articles of incorporation that will change our corporate domicile to Nevada and our corporate name to CuraTech Industries, Inc. As a result of the merger transaction, MedaCure International, Inc. will become the wholly owned subsidiary of CuraTech Industries, Inc.

At the effective time of the merger, those members of the MedaCure board of directors holding office immediately prior to the effective time will remain as the members of the board of directors of our newly acquired subsidiary, MedaCure, as the surviving corporation of the merger. Also, those persons holding offices of MedaCure at the effective time, will continue to hold the same offices of the surviving corporation.

Additionally at the effective time, the directors of Jump’n Jax will nominate and elect to the board of directors three persons designated by MedaCure. Simultaneously, Jump’n Jax will cause all of the persons then serving as directors and officers immediately prior to the closing of the transaction to resign from all of their respective positions with Jump’n Jax, effective immediately upon the closing of the acquisition.

Effective Time of the Merger

The merger agreement provides that, subject to the approval of the MedaCure stockholders and satisfaction or waiver of other conditions, the merger will be consummated by filing a certificate of merger and any other appropriate documents, in accordance with the relevant provisions of the NRS, with the Secretary of State of Nevada. We expect the merger to be consummated promptly after fulfilling the terms and conditions of the agreement.

We anticipate that the closing will take place at a mutually agreed upon time, but no later than five (5) days after all conditions precedent have been met satisfied or waived and all required documents have been delivered. The parties have agreed to use their reasonable commercial efforts to cause the closing to occur on or before September 30, 2006 .

Consideration

Common Stock of MedaCure. Upon consummation of the acquisition, each share of outstanding MedaCure common stock will be converted into the right to receive one share (post-split) of Jump’n Jax common stock. Accordingly, following the exchange, the shares of MedaCure common stock held by its current stockholders, will be converted into an aggregate of 11,579,167 shares of our common stock.

As a result of the transaction, the shares of MedaCure capital stock will no longer be outstanding, will automatically be cancelled and retired and will cease to exist. The MedaCure stockholders immediately prior to the closing, will cease to have any rights with respect to such stock, except the right to receive shares of the Jump’n Jax common stock described above.

Representations and Warranties

The merger agreement contains customary representations and warranties of the parties. The representations and warranties to MedaCure by Jump’n Jax, and CuraTech Acquisitions relate to, among other things:

•	organization, standing, corporate power and similar corporate matters;
• authorization, execution, deliver and enforceability of the merger agreement;
• valid issuance of our common stock;
• capital structure;
• accuracy of financial statements and other information;
• absence of certain adverse changes;
• absence of litigation;
• absence of liabilities or claims not previously disclosed;
• timely filing of all required tax returns;
• delivery of all requested information;
• material contracts;
• status of employees or independent contractors;
•	compliance with the federal securities laws, including the applicable provisions of the Sarbanes-Oxley Act of 2002, and the accuracy of all information filed with the SEC;
• absence of employee benefit plans;
• absence of environmental claims;
• compliance with all applicable laws; and
• absence of any untrue statement of a material fact.

MedaCure’s representations and warranties to Jump’n Jax and CuraTech Acquisitions relate to, among other things:

• organization, standing, corporate power and similar corporate matters;
• authorization, execution, deliver and enforceability of the merger agreement;

• valid issuance of MedaCure capital stock;
• capital structure;
• accuracy of financial statements and other information;
• absence of certain adverse changes;
• absence of litigation;
• absence of liabilities or claims not previously disclosed;
• timely filing of all required tax returns;
• delivery of all requested information;
• material contracts;
• compliance with all applicable laws;
• accuracy of information provided to Jump’n Jax for inclusion in any filing by us with the SEC; and
• absence of any untrue statement of a material fact.

The representations and warranties contained in the merger agreement will survive and continue in full force and effect for a period of six months after the effective time of the merger.

Certain Covenants of the Parties

The parties to the merger agreement have agreed to take certain actions prior the closing, including the following:

•
The parties are entitled to make such investigations of the assets, properties, business and operations of the other party, and to examine the books, records, tax returns, financial statements and other materials of the other party as the investigating party deems necessary. All information is to be kept confidential and is not to be used in any manner inconsistent with the transactions contemplated by the agreement. It is a condition to MedaCure’s obligation to consummate the transactions contemplated by the agreement that it shall have completed its financial and legal due diligence investigation of Jump’n Jax with results thereof satisfactory to MedaCure in its sole discretion.

•
Prior to the closing, any written news releases or public disclosure by either party pertaining to the agreement or transactions contemplated thereby, is to be submitted to the other party for its review and approval prior to such release or disclosure.

•
We have agreed that except as contemplated by the merger agreement, there will be no stock dividend, stock split, recapitalization, or exchange of shares with respect to or rights issued in respect of our common stock, and that we and CuraTech Acquisitions will conduct no business, prior to the closing other than in the ordinary course of business or as may be necessary in order to consummate the transactions contemplated by the agreement.

•	We are required to give notice of and submit for action by written consent of our stockholders:

(a)  the change of our corporate domicile from Idaho to Nevada; and

(b) the four shares for one share forward stock split.

Also, as promptly as practicable, we are to prepare and file with the SEC a preliminary information statement relating to the matters stated above and use our reasonable best efforts to

(a) obtain and furnish the information required to be included by the SEC in the definitive information statement and, after consultation with MedaCure, respond promptly to any comments made by the SEC with respect to the preliminary information statement and cause the definitive information statement to be mailed to our stockholders as promptly as practicable following clearance from the SEC; and

(b) obtain the necessary approval of matters stated above by our stockholders.

•
Except as required by law, we and CuraTech Acquisitions will not voluntarily take any action that would, or that is reasonably likely to, result in any of the conditions to the agreement not being satisfied.

•
Our common stock will continue to be approved for quotation on the OTC Bulletin Board, and we will continue to satisfy throughout the period from the date of the merger agreement through the closing date:

(a) our filing requirements under Section 13 of the Exchange Act; and

(b) the requirements of Rule 15c2-11 as promulgated by the SEC under the Exchange Act.

•	Each party shall conduct its respective business only in the usual and ordinary course and the character of such business will not be changed nor shall any different business be undertaken;

Conditions of the Agreement and Plan Merger

The respective obligations of MedaCure, Jump’n Jax and CuraTech Acquisitions to complete the merger are subject to the satisfaction or waiver of various conditions, including normal and customary closing conditions such as:

• the accuracy of all representations and warranties;

• the performance and compliance with all covenants, agreements and conditions;

• the delivery of certificates, documents and legal opinions; and

• the ability to complete the merger under applicable state laws.

In addition to the foregoing, the obligation of MedaCure to complete the transaction is subject to the satisfaction or waiver of the following conditions:

•
Stockholders of MedaCure are to deliver to Jump’n Jax an investment letter agreeing, among other things, that the shares of Jump’n Jax common stock to be issued pursuant to the acquisition of MedaCure are, among other things, being acquired for investment purposes and not with a view to public resale, being acquired for each investor’s own account, and that the shares of our common stock are restricted and may not be resold, except in reliance of an exemption under the Securities Act.

•
Jump’n Jax’s change in domicile, name change and stock split will have been approved by the requisite vote of our stockholders, and all appropriate filings will have been made in accordance with the applicable requirements of Nevada law.

•
At the closing, all directors and officers of Jump’n Jax and CuraTech Acquisitions shall have resigned from their positions as directors and officers of Jump’n Jax and CuraTech Acquisitions, respectively, effective upon the election and appointment of the MedaCure nominees to the Jump’n Jax board.

•
The shares of our common stock to be issued to the MedaCure stockholders will be validly issued, nonassessable and fully paid under the applicable provisions of Nevada law and will be issued in a nonpublic offering in compliance with all federal, state and applicable securities laws.

•	MedaCure shall have received all necessary and requisite approvals and consents from all required parties and from its stockholders.

•	MedaCure shall have completed its financial and legal due diligence investigation of us.

The obligation of Jump’n Jax to complete the agreement and transactions contemplated thereby is also subject to:

•
the availability of an exemption from registration under the Securities Act and the securities laws of the various states of residence of MedaCure’s stockholders for issuance of the shares of our common stock to be issued under the terms of the agreement; and

•	the receipt by Jump’n Jax of investment letters from MedaCure’s stockholders.

Termination

Termination by either MedaCure or Jump’n Jax The merger agreement may be terminated at any time prior to consummation of the merger by either MedaCure or Jump’n Jax:

•	By mutual written consent;

•
If the effective time of the merger has not occurred on or before September 30, 2006 (the “termination date”); provided, however, that the right to terminate is not available to any party whose failure to fulfill any obligation under the agreement has been the cause of or resulted in, the failure of the effective time to occur on or before the termination date;

•
If any governmental entity (i) has issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the agreement, and such order, decree, ruling or other action has become final and nonappealable; or (ii) has failed to issue an order, decree or ruling or to take any other action, and such denial of a request to issue such order, decree, ruling or take such other action has become final and nonappealable; or

•
If the approvals of the respective stockholders of either Jump’n Jax or MedaCure, if required, have not been obtained by reason of the failure to obtain the required vote of stockholders or consent to the respective matters as to which such approval was sought.

In addition to the foregoing, either party may terminate the agreement if the other party has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the agreement, such that the conditions to the completion of the acquisition of MedaCure are not capable of being satisfied on or before the termination date.

Effect of Termination. In the event of termination of the merger agreement by either Jump’n Jax or MedaCure, the agreement will become void and there will be no liability or obligation on the part of any of the parties or their respective officers or directors, except for liability arising out of a breach or failure to perform the representations, warranties, covenants or other agreements contained in the agreement.

Cost and Expenses

All costs and expenses in connection with the acquisition of MedaCure will be paid by the party incurring these costs and expenses. MedaCure has agreed to pay certain legal expenses associated with the preparation and execution of the transaction documents and related agreements and documents contemplated thereby, including this information statement, up to a maximum of $25,000. We have agreed to pay all other expenses related to the preparation, printing and mailing of the information statement and all related filing and other fees paid to the SEC in connection with the transaction. We estimate that the total costs and expenses that we will pay in connection with the transaction will be approximately $25,000, which consists of professional fees, printing and mailing costs, filing fees and other miscellaneous expenses. MedaCure will pay all costs and expenses it incurs in connection with the transaction.

Amendment

The merger agreement may be amended at any time in writing signed by all parties before or after approval of the transaction by MedaCure stockholders at its special meeting but, after such approval, no amendment shall be made which will require additional approval of MedaCure stockholders under any applicable law without such approval.

Extension and Waiver

At any time before the closing, each party to the merger agreement may extend the time for performance of any obligation or act of another party, waive any inaccuracies in the representations and warranties or waive compliance by the other party with any of the agreements or conditions contained in the agreement.

CERTAIN TRANSACTIONS AND INFORMATION RELATED TO THE ACQUISITION

Change in Control

On June 12, 2006, Lane S. Clissold and Steven D. Moulton, officers, directors and the controlling stockholders of Jump’n Jax, beneficially owned 523,359 of our then outstanding shares of common stock, representing approximately 64.8% of the outstanding shares. The controlling stockholders have, in connection with the transactions contemplated by the merger agreement, authorized the change in corporate domicile, name change and forward stock split by written consents in lieu of a stockholders’ meeting.

In anticipation of the MedaCure acquisition Messrs. Clissold and Moulton sold an aggregate of 358,118 shares of our common stock, which are equal to 1,432,472 post-split shares, to certain principals of MedaCure. These shares, when combined with the 11,579,167 shares to be issued to MedaCure stockholders in connection with the MedaCure acquisition, means that the current MedaCure stockholders will own 13,011,639 shares, or approximately 88% of our outstanding shares following completion of the acquisition.

Forward Stock Split

The merger agreement provides that prior to the closing, we will effect a forward stock split of our issued and outstanding shares of common stock on a four shares for one share basis As a result of the stock split, the number of shares of our common stock outstanding will increase to 3,230,408 shares, but will not affect any stockholder’s proportionate interest in Jump’n Jax prior to the closing of the transaction. The par value of our common stock will remain unchanged. While the aggregate par value of our outstanding common stock will be increased, our additional paid-in capital will be decreased by a corresponding amount. Therefore, the forward split will not affect our total stockholders' equity.

The forward stock split has been unanimously approved by our board of directors and by the written consent of the holders of the majority of our outstanding shares and is expected to be effected immediately before the closing, on or about September 30, 2006. We believe that the forward stock split is advisable because it will increase the number of total shares that are eligible to be traded in the public market. We further believe that the additional shares in the trading market will increase liquidity and result in a more orderly market for our shares.

In addition to the 3,230,408 shares outstanding after the split, we will issue 11,579,167 shares pursuant to the merger agreement, resulting in approximately 14,809,575 common shares outstanding. Subsequently, we will have the corporate authority to issue nearly an additional 35 million shares of authorized but unissued common stock. These authorized and unissued shares may be issued without stockholder approval at any time, in the sole discretion of our board of directors. These shares may be issued for cash, to acquire property or for any other purpose that is deemed in the best interests of our company. Any decision to issue additional shares will reduce the percentage of our stockholders' equity held by our current stockholders and could dilute our net tangible book value.

Certain Federal Income Tax Consequences

Because no action is being taken in connection with the current outstanding shares of Jump’n Jax common stock, no gain or loss is anticipated to be recognized by our stockholders in connection with the transaction. It is expected that the issuance of our shares of common stock to MedaCure stockholders pursuant to the transaction will be considered a tax-free transaction to those persons.

Accounting Treatment of the Acquisition

The acquisition of MedaCure is expected to be accounted for as a reverse acquisition in which MedaCure is the accounting acquirer and Jump’n Jax is the legal acquirer. Current management of MedaCure is expected to continue as the management of Jump’n Jax following the closing. Because the acquisition of MedaCure is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the transaction are expected to be charged to expenses.

Dissenters’ Rights

Under applicable Utah law, our stockholders have the right to demand appraisal of their shares in connection with the change of domicile from Utah to Nevada, which action has been approved by a majority of our outstanding shares by written consent.

Stockholders of Jump’n Jax common stock who follow the procedures set forth in Sections 16-10a-1301 through 16-10a-1331 of the Utah Revised Business Corporation Act, copies of which are annexed hereto as Appendix E and by this reference made a part hereof, may be entitled to dissenter’s rights and to obtain payment for their shares of Jump’n Jax common stock.

The following summary of the Utah law as it relates to dissenter’s rights is not intended to be a complete statement of such provisions and is qualified in its entirety by the reference to the copy of the applicable sections of the Utah Act annexed hereto.

Any stockholder who wishes to dissent form the action to change the corporation’s domicile being taken by written consent, may assert their dissenter’s rights and obtain payment for their shares. Those stockholders must deliver to Jump’n Jax before the date that the proposed change in domicile, being  taken by written consent, is effectuated, and the stockholder must not vote their shares in favor of or otherwise approve the proposed action. If a stockholder does not satisfy these requirements, they are not entitled to exercise their dissenter’s rights and to receive payment for their shares.

Jump’n Jax shall, within ten days after the change in domicile is finalized, deliver to those stockholders that have given prior written notice of their intent to assert their dissenter’s rights and have refrained from voting in favor of the proposed action, a written dissenter’s notice which must:

(a)	state that the action was authorized and the effective date or proposed effective date of the action;

(b)	state an address at which the corporation will receive payment demands and an address at which stock certificates must be deposited;

(c)	inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d)	supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;

(e)
set a date by which the corporation must receive the payment demand and by which stock certificates must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice is given;

(f)	state that if shares are owned by more than one person, all beneficial owners of the shares must also dissent; and

(g)	be accompanied by a copy of the applicable sections of the Utah law.

A stockholder who fails to assert their dissenter’s rights or fails to deposit certificates, as required by the notice shall have no right to receive payment for their shares. Stockholders asserting their dissenter’s rights shall retain all other rights of a stockholder until these rights are modified by effectuation of the proposed corporate action.

A stockholder who is paid pursuant to their dissenter’s rights, but is dissatisfied with the amount of the payment must notify Jump’n Jax in writing within 30 days of receiving payment, that stockholder’s estimate of the fair value of the shares and demand payment of that estimate plus interest. If the stockholder fails to make such notice within 30 days, the right is waived. Fair value with respect to a dissenter's shares, is defined as the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

Upon the later of the effective date of the corporate action creating dissenters' rights, and receipt by the corporation of each payment demand pursuant to Section 16-10a-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenter's shares, plus interest, if applicable. The remittance shall be accompanied by:

(a)
Jump’n Jax ‘s closing balance sheet and statement of income for a fiscal year ending not more than sixteen (16) months before the date of remittance, and income statement for that year, a statement of changes in stockholders' equity for that year, and the latest available interim financial statements, if any;

(b)	a statement of Jump’n Jax 's estimate of fair value for the shares; and

(c) a statement that the stockholder has the right to demand further payment and that if such demand is not make within the specified time limit, the stockholder will be deemed to have accepted the payment in full as satisfaction of their dissenter’s rights.

Interest of Certain Persons in the Acquisition Transaction

Following their written consent to certain actions to be taken in lieu of a meeting and set forth herein, on June 16, 2006, our two controlling stockholders, Lane S. Clissold and Steven D. Moulton sold an 358,118 shares of common stock, representing approximately 44% of the total outstanding shares, for the aggregate cash purchase price of $171,000. The purchasers were certain principals of MedaCure represented by Jarom Dastrup, Shirlee O. Dastrup and the Dastrup Family Trust (the “Buyers”). Messrs. Clissold and Moulton are also directors and executive officers of Jump’n Jax.

Federal Securities Law Consequences

The Jump’n Jax shares of common stock to be issued in connection with the acquisition of MedaCure will not be registered under the Securities Act. It is intended that such shares will be issued pursuant to the private placement exemption under Section 4(2) and/or Regulation D of the Securities Act or other available exemption. These shares are deemed "restricted securities" and will bear an appropriate restrictive legend indicating that the resale of such shares may be made only pursuant to registration under the Securities Act or pursuant to an available exemption from such registration.

After the acquisition is completed, we anticipate that the our common stock will continue to be quoted on the OTC Bulletin Board, and that the trading symbol will be changed from “JMPJ” to a symbol that will reflect the acquisition of MedaCure and our new business and name. Certain outstanding shares of common stock, including those issued pursuant to the acquisition, will be "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act. Under the provisions of Rule 144, restricted securities may be sold into the public market, subject to holding period, volume and other limitations set forth under the Rule. In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated) who has beneficially owned restricted shares for at least one year, including any person who may be deemed to be an "affiliate," as defined under the Securities Act, is entitled to sell, within any three-month period, an amount of shares that does not exceed the greater of:

•	the average weekly trading volume in the common stock, as reported through the automated quotation system of a registered securities association, during the four calendar weeks preceding such sale, or

•	1% of the shares then outstanding.

In order for a stockholder to rely on Rule 144, we must have available adequate current public information with respect to our business and financial status. A person who is not deemed to be an affiliate and has not been an affiliate for the most recent three months and who has held restricted shares for at least two years, would be entitled to sell such shares under Rule 144(k) without regard to the various resale limitations of Rule 144.

Under Rule 144, the one-year holding period will commence as of the effective time of the merger for stockholders of MedaCure who receives shares of our common stock in the transaction. Sales under Rule 144 are also subject to manner of sale provisions and notice requirements and to the availability of current public information about us.

Our Operations After the Acquisition of MedaCure

Following the acquisition of MedaCure, we will become engaged in MedaCure’s current business. At the effective time of the merger, our current President and director will resign and MedaCure will appoint three new directors and executive officers. Our current Secretary and director, Steven Moulton, will remain on the board.

We will continue to be a reporting company under the Exchange Act, continue to file periodic reports and be subject to the proxy solicitation requirements of the Exchange Act. We do not expect in the immediate that our common stock will be listed on any national securities exchange or on The Nasdaq Stock Market, but will continue to be listed on the OTC Bulletin Board, under a new trading symbol. Our principal offices will be relocated to the same as the principal offices of MedaCure located at 6337 Highland Drive, # 1053, Salt lake City, Utah 84121.

ANTICIPATED BUSINESS FOLLOWING THE ACQUISITION OF MEDACURE

Business of MedaCure International, Inc.

Following the acquisition of MedaCure, it will become our wholly owned subsidiary that will include all of MedaCure’s business, assets, operations and liabilities.

MedaCure was organized as a Nevada corporation by Shirlee Dastrup on April 25, 2006 for the purpose of acquiring, developing and marketing a certain health supplement that is believed to enhance and build-up the body’s natural immune system defenses in both humans and animals. Initially, MedaCure intends to commence commercial marketing of its supplement primarily outside the U.S. Initial marketing in the U.S. will primarily be to the veterinarian market for use in treating animals. MedaCure is also looking at the possibility of initiating a collaboration and partnering program that will focus on developing business alliances designed to generate sales, applications and marketing opportunities.

MedaCure acquired its product in May 2006 from its inventor, Dr. William Stacey, pursuant to a purchase agreement. Under the terms of the agreement, MedaCure acquired all formulas, recipes and manufacturing and marketing rights relating to the product in consideration for $150,000 and 537,500 shares of MedaCure common stock. Dr. Stacey will serve as a consultant MedaCure’s business and its further development and eventual manufacturing and marketing of the product.

Presently MedaCure main maintains its office at 6337 Highland Drive, # 1053, Salt lake City, Utah 84121, and its telephone number is (801) 836-9810. Following completion of its acquisition by Jump’n Jax, MedaCure, as the wholly owned subsidiary of Jump’n Jax, intends to establish its corporate headquarters, manufacturing base and laboratory in Orem, Utah, located just south of Salt Lake City.

Product

The MedaCure supplement is manufactured using variety of components that are either natural ingredients or previously FDA approved ingredients. The combination of the components has not been approved by the FDA. MedaCure believes that the supplement is applicable to both humans and animals and can cause the body’s immune system to re-awaken from a state of suppression that can occur due to numerous factors including: genetic predisposition, types of foods a person eats and environmental contamination. It is further believed that the supplement can modulate the body’s immune system allowing the system to better fight diseases naturally by attacking infections from pathogens (disease producing organisms).

The immune system is a complex network of specialized organs, glands and cells that, when working properly, protect the body from pathogens such as virus, bacteria, fungus and other foreign tissues. The MedaCure supplement is based on the theory that certain chemicals found on the surface of the T 4 lymphocyte (a “helper” white blood cell ) attract pathogens. Activation of the T4 is critical to the activation of the immune response. Activation takes place when the T4 cell recognizes the antigen displayed by the invading pathogen. An antigen is the substance to which the body reacts by producing antibodies. The function of the T4 is to act as a control for the rest of the immune system. Once activated, the T4 cell produces immune proteins that in turn activate the “killer” cells. The T 4 directs and coordinates these other killer cells of the immune system that do the actual killing of the specific antigen producing pathogen and protects the body. This is done by chemical signals passed from one cell to another or chemical signals released into the blood stream.

Once infected by a pathogen, the T4 no longer sends out the proper signals to stimulate other cells. The pathogen is attracted to the very spot where the T4 receives messages from other cells. These spots are called "receptors." As the disease progresses, more and more T4 lymphocytes are infected and can no longer receive messages that tell it the body is infected. Slowly the body's ability to fight off infection declines.

MedaCure believes that its product increases the cells that kill infected cells and increases cells that protect the bodies from infection. The supplement is designed to break the attraction the pathogen has for the T4 lymphocyte receptor site. Once the T4 is free of the pathogen it can again send the proper signals to the other cells of the immune system.

MedaCure’s supplement can be used by both humans and animals. In humans, it can be taken intraveneously (IV), sublingual, orally or by topical cream. IV application requires FDA approval, for which MedaCure has not yet applied. Because the product is not FDA approved, initial marketing will focus on animal applications in the U.S. and elsewhere.

Manufacturing

MedaCure anticipates that it will require a manufacturing facility of approximately 5,000 square feet to conduct all manufacturing of its product. It is anticipated that the facility will be leased on a long-term basis. The facility will have a sterile environment with an assembly line capable of mass-producing and packaging the product. The facility will also handle all shipping of product and receiving materials. Although MedaCure has not yet selected the final site for its manufacturing facility, it has identified the manufacturing equipment and packaging machinery it will need and estimates that the cost to prepare the site for operation will be approximately $150,000.

Marketing

MedaCure plans to sell its product to both the health and medical industries as well as the veterinarian industry. The product will be marketed under the name “IRT” that stands for Immune Response Therapy. Initially, MedaCure will concentrate on the veterinary market in the U.S. MedaCure intends to use direct selling efforts through pharmaceutical sales personnel, exhibits, Internet web site, presentations at trade shows, scientific meetings, medical conferences, as well as through networks built up through existing product sales and distributor relationships. As soon as the acquisition transaction is finalized, MedaCure will begin building a network of distributors to promote and market its product. MedaCure also intends to establish a collaboration and partnering programs that will focus on developing business alliances designed to generate sales, applications and marketing opportunities.

MedaCure's initial marketing strategy will focus on establishing distributors for a licensing fee. Those territories on which MedaCure will concentrate will include North America (which includes United States and Canada) and Mexico. As business warrants and funds are available, MedaCure intends to expand its marketing into South America, Europe and other parts of the world.

It is presently anticipated that MedaCure’s product will be sold in a vile containing 14 treatments to be used over a 23-day period. It is anticipated that each vile will be sold for approximately $1,750.

Intellectual Property and Patent Protection

MedaCure does not presently have any patents related to its product, but intends to aggressively defend and expand its intellectual property and technology by applying for patent and/or copyright protection in the future as deemed necessary. We will also examine and determine the necessity to secure comprehensive intellectual property coverage in the United States and in the most relevant foreign markets in anticipation of future commercialization opportunities. MedaCure also relies on trade secrets, common law trademark rights and trademark registrations, and will continue to protect its intellectual property via non-disclosure agreements, license agreements and limited information distribution.

Facilities

MedaCure currently occupies office facilities in Salt Lake City, Utah consisting of approximately 500 square feet of office space. Management is presently looking for a manufacturing facility, most likely in Orem, Utah, that is located approximately 35 miles south of Salt Lake City. Once it locates an appropriate laboratory and production facility, MedaCure will most likely move its principal offices to that location. Management believes that it will locate and secure an acceptable facility following the closing of the acquisition transaction and during the fourth quarter of fiscal 2006. It is estimated that MedaCure will need a facility of at least 5,000 square feet and capable of housing a sterile manufacturing operation.

Employees

MedaCure presently has three full time employees and one consultant, but anticipates adding employees following the closing of the acquisition and establishing its laboratory and production facilities.

MedaCure’s employees are not members of any union, nor have they entered into any collective bargaining agreements, nor is it anticipated in the near future. It is believed that MedaCure’s relationship with its employees is good.

Government Regulations

MedaCure’s supplement and its related promotional and marketing activities are subject to extensive governmental regulation by numerous domestic and foreign governmental agencies and authorities, including the FDA, the FTC, the Consumer Product Safety Commission, the United States Department of Agriculture, state attorneys general and other state regulatory agencies, and similar government agencies in each country in which we intend to operate. These regulations can limit our ability to import products into new markets and can delay introductions of new products into existing markets as we comply with the registration and approval process for our products.

MedaCure’s product may be strictly regulated in certain markets in it operates. These markets have varied regulations that apply to and distinguish nutritional health supplements from “drugs” or “pharmaceutical products.” For example, the FDA of the United States under the Federal Food, Drug and Cosmetic Act regulates the product. The Federal Food, Drug and Cosmetic Act has been amended several times with respect to nutritional supplements, most recently by the Nutrition Labeling and Education Act and the Dietary Supplement Health and Education Act. The Dietary Supplement Health and Education Act establishes rules for determining whether a product is a dietary supplement. Under this statute, dietary supplements are regulated more like foods than drugs, are not subject to the food additive provisions of the law, and are generally not required to obtain regulatory approval prior to being introduced to the market. None of this limits, however, the FDA’s power to remove an unsafe substance from the market. In the event a product, or an ingredient in a product, is classified as a drug or pharmaceutical product in any market, we would generally not be able to distribute that product in that market through our distribution channel because of strict restrictions applicable to drug and pharmaceutical products.

Most existing major markets also regulate product claims and advertising regarding the types of claims and representations that can be made regarding the efficacy of products, particularly dietary supplements. Accordingly, these regulations can limit MedaCure’s ability to inform consumers of the full benefits of its product. For example, in the United States, MedaCure is unable to make any claim that its supplement will diagnose, cure, mitigate, treat or prevent disease. The Dietary Supplement Health and Education Act permits only substantiated, truthful and non-misleading statements of nutritional support to be made in labeling, such as statements describing general well-being resulting from consumption of a dietary ingredient or the role of a nutrient or dietary ingredient in affecting or maintaining a structure or a function of the body. In addition, all product claims must be substantiated.

Litigation

Neither of Jump’n Jax, Inc. nor MedaCure International, Inc., nor any of their respective properties are presently subject to any material pending legal proceedings and, to the best of our knowledge, no such actions against us or MedaCure are contemplated or threatened.

Management

At the effective time of the merger, our current President and director will resign and, in accordance with the provisions of the acquisition, MedaCure will appoint three new directors to serve on the board of directors. We currently anticipate that the following persons will serve as directors and executive officers. Following the closing of the acquisition, the new board will meet and make more definite appointments for executive offices.

Name	Age	Position
Lincoln Dastrup	52	CEO and Director
Jarom Dastrup	27	Executive Vice President, Secretary and Director
Linda L. Dastrup	48	Treasurer and Director
Steven D. Moulton	43	Director

The business experience of each of the persons listed above during the past five years is as follows:

Lincoln Dastrup. Mr. Dastrup has over 26 years of experience in Investment Banking, corporate development, management, marketing and manufacturing with public companies. Since 1995, he has been semi-retired and primarily manages his personal investments. In 1989, Mr. Dastrup was co founder of CIMETRIX Incorporated, an international robotics firm. Mr. Dastrup served as the President and CEO of CIMETRIX until 1995. In 1986 Mr. Dastrup founded Corporate Funding, a venture capital firm. Prior to that Mr. Dastrup was the founder, President and CEO of Barron, Marshal, & Kaman, a New York based Investment Banking firm, and members of the New York Stock Exchange. In 1979 Mr. Dastrup was a co-founder of Universal Fashions Originals, a company engaged in the business of clothing manufacturing and design. In 1980, Universal Fashions merged with an OTC public company. After the merger, Mr. Dastrup was a director, executive vice-president and president of its wholly-owned subsidiary, Classic Covers, Inc. Mr. Dastrup has a wide range of experience in many aspects of business. Since 1980, he has put together over 14 mergers and acquisitions and has financed seven companies.

Linda L. Dastrup. Mrs. Dastrup has over 20 years of experience in corporate development, management and manufacturing with public companies. Since 1995, she has been semi-retired and primarily manages her personal investments. In 1989, Mrs. Dastrup was co founder of CIMETRIX Incorporated an International robotics firm. Mrs. Dastrup was a key contributor to the original buy/sale and royalty agreement of CIMETRIX Incorporated. She served as an executive officer of CIMETRIX for over 5 years. Prior to that Mrs. Dastrup was a Director and Treasurer of Barron, Marshal, & Kaman, a New York based Investment Banking firm, and members of the New York Stock Exchange. In 1979 Mrs. Dastrup was a co founder of Universal Fashions Originals, a Company engaged in the business of clothing manufacturing and design. In 1980 Universal Fashions merged with an OTC public Company. Mrs. Dastrup’s responsibilities include that of all manufacturing and design. Mrs. Dastrup is the wife of Lincoln Dastrup.

Jarom L. Dastrup. Mr. Dastrup has over 5 years of experience in corporate development, and administration. Since 2005, Mr. Dastrup has been a private money advisor and manager. In 2006 Mr. Dastrup was co-founder and Manager of Vastmann Investment Partners, LLC, a private equity fund. Currently Mr. Dastrup is responsible for all client relations, client accounts, client investments, and all company finances. Prior to that Mr. Dastrup managed a portfolio of stocks, options, and futures. In 2002 Mr. Dastrup was a partner in and managed The Iceberg Drive-In, a Utah based fast food restaurant. Mr. Dastrup graduated from Utah Valley State College where he received his Bachelor Degree in Business Management. Mr. Dastrup is the son of Lincoln and Linda Dastrup.

Steven D. Moulton. Mr. Moulton became a director and Secretary/Treasurer of Jump' Jax in September 2000. Mr. Moulton served as Secretary/Treasurer and a director of our former parent corporation, Draco, Inc. from August 1999 to March 2004. Mr Moulton graduated from Olympus High School in Salt Lake City, Utah in 1980. From 1984 to 1990, he served as a director and executive officer of several publicly-held development stage companies including Safron, Inc. (director and Vice President); Sagitta Ventures (director and President); Jasmine Investments (director and Vice President) Java, Inc. (Secretary/Treasurer and director); and Onyx Holdings Corporation (director and President). From 1991 to 1994, Mr. Moulton was a director and President of Omni International Corporation, which is currently known as "Beachport Entertainment Corporation." From 1987 until 1991 he was President and director of Icon Systems, Inc. and served as Secretary/Treasurer of the same company until his resignation on December 24, 1998.From 1995 to July 1996, he served as director and Vice PResident of Wasatch International Corporation, Formerly Java, Inc. From February 1996 until November, 1999 her served as the President and director of InsiderStreet.com, formerly Sierra Holding Group, Inc. Also sine 1998, Mr Moulton has managed his personal real estate properties through Excel Properties, LLC.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

We do not have an audit committee and as a result our entire board of directors performs the duties of an audit committee. Our board of directors will approve in advance the scope and cost of the engagement of an auditor before the auditor renders audit and non-audit services. As a result, we do not rely on pre-approval policies and procedures.

Audit Fees

The aggregate fees billed by our independent auditors, HJ & Associates, for professional services rendered for the audit of our annual financial statements included in this report and in our registration statement on Form SB-2 for the fiscal years ended December 31, 2005 and 2004, and for the review of quarterly financial statements included in our registration statement for the quarters ended March 31, June 30 and September 30, 2005 were approximately $10,000.

Audit Related Fees

For the fiscal years ended December 31, 2005 and 2004, there were no fees billed for assurance and related services by HJ & Associates relating to the performance of the audit of our financial statements which are not reported under the caption "Audit Fees" above.

Tax Fees

For the fiscal years ended December 31, 2005 and 2004, there were no fees billed by HJ & Associates for tax compliance, tax advice and tax planning. We do not use H J & Associates for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage H J & Associates to provide compliance outsourcing services.

The board of directors has considered the nature and amount of fees billed by H J & Associates and believes that the provision of services for activities unrelated to the audit is compatible with maintaining HJ & Associates' independence.

Audit fees consist of fees billed for professional services rendered for the audit of our financial statements, review of the interim financial statements included in quarterly reports, and services that are normally provided by HJ & Associates in connection with statutory and regulatory filings or engagements. Audit-related fees consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, which are not reported under "Audit Fees." Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. All other fees consist of fees for products and services other than the services reported above. Prior to our engagement of our independent auditor, such engagement was approved by our board of directors. The services provided under this engagement may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to report to the board of directors at least quarterly regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The board of directors may also pre-approve particular services on a case-by-case basis. All audit-related fees, tax fees and other fees incurred by us for the year ended December 31, 2005, were approved by the board of directors.

Effective March 31, 2006, HJ & Associates, LLC was terminated as our independent certifying accountants and the termination of our relationship with HJ was unanimously accepted by our board of directors on that date. Also on March 29, 2006, our board of directors unanimously approved a resolution to engage Moore & Associates, Chartered, Certified Public Accountants, to become our new independent certifying accountants.

SELECTED HISTORICAL FINANCIAL DATA OF JUMP’N JAX, INC.

The following selected financial data is derived from Jump’n Jax’s financial statements. This information is only a summary and does not provide all of the information contained in such financial statements, including the related notes thereto and "Management’s Discussion and Analysis of Financial Condition and Results of Operations," which are part of our Quarterly Report on Form 10-QSB for the period ended June 30, 2006 and Annual Report on Form 10-KSB for the year ended December 31, 2005, which are incorporated herein by reference. The statement of operations data for each of the years in the two-year period ended December 31, 2005 and the balance sheet data at December 31, 2005 are derived from our audited financial statements. The data as of and for the six months ended June 30, 2006 and 2005 are derived from our unaudited financial statements which include all adjustments, consisting only of normal recurring adjustments and accruals, that we consider necessary for a fair presentation of our financial position and results of operations for these periods. Interim operating results for the six months ended June 31, 2006 are not necessarily indicative of the results that may be expected for the entire fiscal year ending December 31, 2006 or any future period.

Statement of operations data:

	Year Ended		Six Months Ended
	December 31, 2005	December 31, 2004	June 30, 2006	June 30, 2005
			(unaudited)
Revenues	$5,295	$12,381	$-	$-
Expenses
General and administrative	54,918	38,313	22,235	11,311
Depreciation	3,427	3,427	-	-
Total Expenses	58,345	41,740	22,235	11,311
Loss from operations	(53,050)	(29,359)	(22,235)	(11,311)
Other Expenses
Other Income	25,000	-	-	-
Interest expense	(2,139)	(3,541)	-	-
Total other expenses	22,861	(3,541)	-	-
Loss from continuing operations	-	-	(22,235)	(11,311)
Loss from discontinued operations	-	-	(1,731)	(16,824)
Net loss	$(30,189)	(32,900)	(23,948)	(28,135)
Basic loss per share	$(0.07)	$(0.14)	(0.04)	(0.05)
Weighted average number of shares outstanding	460,917	235,348	607,002	235,348

Balance Sheet Data:

	June 30, 2006	December 31, 2005
	(unaudited)
Total Assets	$21,095	$18,612
Total Liabilities	625	4,194
Total Stockholders' Equity (Deficit)	20,470	14,418

As described in the above-referenced reports, we are considered a development stage company with primarily cash assets capital and with no current material operations or income. Expenses associated with the preparation and filing of our reports have been paid for by advances from stockholders, which are evidenced on our financial statements as current liabilities. Except for the anticipated acquisition of MedaCure, we will require only nominal capital to maintain our corporate viability and necessary funds will most likely be provided by officers and directors in the immediate future. However, our deficit in working capital and stockholders equity, in addition to no significant operating results to date, raise substantial doubt about our ability to continue as a going concern.

EXPERTS

Our financial statements and related schedules incorporated in this information statement by reference to our annual report on Form 10-KSB for the year ended December 31, 2005, have been audited by H J & Associates, LLC, independent auditors, as stated in their report which is also incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. We have prepared the unaudited financial statements for the period ended June 30, 2006 incorporated by reference to our report on Form 10-QSB for the quarter ended June 30, 2006. In March 2006, we changed our independent certifying accountants from H J & Associates to Moore & Associates, Chartered.

FINANCIAL INFORMATION FOR MEDACURE INTERNATIONAL, INC.

We are including herewith as Appendix D the audited financial statements for MedaCure International, Inc. from the date of its inception, April 25, 2006, through May 31, 2006. The financial statements have been examined to the extent indicated in their reports by Moore & Associates, Chartered, independent certified public accountants. The financial statements have been prepared in accordance with generally accepted accounting principles, pursuant to Regulation S-B as promulgated by the SEC.

WHERE YOU CAN FIND MORE INFORMATION

As required by law, we file annual and periodic reports and other information with the SEC. These reports and other information contain additional information about our company. You can inspect and copy these materials at the Securities and Exchange Commission public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on public reference rooms. Some of this information may also be accessed on the World Wide Web through the SEC’s Internet address at “http://www.sec.gov.”

Statements contained in this information statement or in any document incorporated into this information statement by reference regarding the contents of any contract or other document are not necessarily complete and each such statement is qualified in its entirety by reference to such contract or other document filed as an exhibit with the SEC.

The SEC allows us to incorporate by reference into this information statement documents we file with the SEC, which means that we can disclose important information by referring to those documents. The information incorporated by reference into this information statement is considered to be a part of this information statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed:

•	Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005;

•	Our Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2006, and March 31, June 30, and September 30, 2005; and

•	Our Current Reports on Form 8-K filed on April 5, April 6, June 1 and June 22, 2006.

We will provide without charge, upon written or oral request by a stockholder, a copy of any and all of the documents referred to above that have been, or may be, incorporated by reference herein. Written requests should be sent to our principal offices at 3270 South 1100 West
South Salt Lake, Utah 84119, attn: Lane S. Clissold. Oral requests may be made to our principal offices, telephone number (801) 209-0545.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS INFORMATION STATEMENT. THE DATE OF THIS INFORMATION STATEMENT IS AUGSUT__, 2006. WE HAVE NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION DIFFERENT FROM THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY LATER DATE THAN THE DATE OF THE INFORMATION STATEMENT, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS WILL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

BY ORDER OF THE BOARD OF DIRECTORS

August __, 2006	/s/ Steven D. Moulton Steven D. Moulton, Secretary

APPENDIX“A”

DEAN HELLER Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Incorporation

1.	Name of Corporation:	CuraTech Industries, Inc.

2.	Resident Agent	R/A’s of America
Name and Street
	Address:	1504 US Hwy 395 N. #8		Gardnerville		NV
(must be a Nevada address
where process may be
	served)	P.O. Box 2259		Minden	NV	89423-2259

3.	Shares:
(number of shares
corporation
	authorized to issue	50,000,000	$0.001

4.	Names &	Lane Clissold
Addresses,
of Board of
	Directors/Trustees:	P.O. Box 2259		Minden	NV	89423-2259
(attach additional page
	there is more than 3	Steven Moulton
directors/trustees)
		P.O. Box 2259		Minden	NV	89423-2259

5.	Purpose:	To engage in any and all lawful business activities under the laws of the State of
	(optional-see instructions)	Nevada.

6.	Names, Address	Steven Moulton
and Signature of
Incorporator.
	(attach additional page	P.O. Box 2259		Minden	NV	89423-2259
there is more than 1
incorporator)

7.	Certificate of
Acceptance of
	Appointment of			May 31, 2006
Resident Agent:

This form must be accompanied by appropriate fees.

Nevada Secretary of State Form 78 ARTICLES.2003
Revised on: 10/04/05

APPENDIX“B”

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 1

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))

1)
Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.

Jump'n Jax, Inc.

Name of merging entity

Utah	Corporation
Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

and,

CuraTech Industries, Inc.
Name of surviving entity

Nevada	Corporation
Jurisdiction	Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM Merger 2003 Revised on: 10/03/05

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 2

ABOVE SPACE IS FOR OFFICE USE ONLY

2)	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn: Leonard E. Neilson, Attorney at Law

c/o:
8160 South Highland Drive
Suite 104
Salt Lake City, Utah 84093

3)	(Choose one)

☒	The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐	The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4)
Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM Merger 2003 Revised on: 10/03/05

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 3

ABOVE SPACE IS FOR OFFICE USE ONLY

(b)	The plan was approved by the required consent of the owners of *:

Jump'n Jax, Inc.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

CuraTech Industries, Inc.
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM Merger 2003 Revised on: 10/03/05

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 4

ABOVE SPACE IS FOR OFFICE USE ONLY

(c)	Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM Merger 2003 Revised on: 10/03/05

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 5

ABOVE SPACE IS FOR OFFICE USE ONLY

5)	Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

None

6)	Location of Plan of Merger (check a or b):

☐	(a) The entire plan of merger is attached;

or,

☒
(b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited  partnership, or other place of business of the surviving entity (NRS 92A.200).

7)	Effective date (optional)": 9/30/06

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them ''Restated'' or ''Amended and Restated,'' accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM Merger 2003 Revised on: 10/03/05

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 6

ABOVE SPACE IS FOR OFFICE USE ONLY

8)
Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(if there are more than four merging entities, check box ☐ and attach an 8%'' x 1 1 '' blank sheet containing the required information for each additional entity.):

Jump'n Jax, Inc.
Name of merging entity

	President	Upon Filing
Signature	Title	Date

Name of merging entity

Signature	Title	Date

Name of merging entity

Signature	Title	Date

Name of merging entity

Signature	Title	Date

CuraTech Industries, Inc.
Name of surviving entity

	President	Upon Filing
Signature	Title	Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM Merger 2003 Revised on: 10/03/05

APPENDIX“C”

AGREEMENT AND PLAN OF MERGER

Among

JUMP’N JAX, INC.,

CURATECH ACQUISITIONS, INC.,

AND

MEDACURE INTERNATIONAL, INC.

1

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made and entered into as of this 22nd day of June 2006 by and among Jump’n Jax, Inc., a Utah corporation (“Jump’n Jax”); CuraTech Acquisitions, Inc., a Nevada corporation (“Merger Sub”); and MedaCure International, Inc., a Nevada corporation (“MedaCure”).

WHEREAS, Jump’n Jax intends to change its state of domicile from Utah to Nevada following the execution of this Agreement;

WHEREAS, Jump’n Jax desires to acquire MedaCure by way of a merger transaction whereby Merger Sub will be merged with and into MedaCure and 100% of the issued and outstanding shares of MedaCure common stock will be exchanged for shares of Jump’n Jax common stock (the “Merger”), whereupon MedaCure will be the surviving corporation and will become the wholly owned subsidiary of Jump’n Jax (Merger Sub and MedaCure are collectively referred to herein as the “Constituent Corporations”);

WHEREAS, the boards of directors of Jump’n Jax, Merger Sub and MedaCure, respectively, deem it advisable and in the best interest of each entity and their respective stockholders that Merger Sub merges with and into MedaCure pursuant to terms and conditions of this Agreement and the Certificate of Merger (in the form attached hereto as Attachment “A”) and pursuant to applicable provisions of law (such transaction is hereafter referred to as the “Merger”); and

WHEREAS, each of the parties to this Agreement desires to make certain representations, warranties and agreements in connection with the transactions contemplated herein and also to prescribe various conditions thereto.

NOW THEREFORE, in consideration of the premises, mutual covenants set out herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

SECTION 1 Acquisition of MedaCure International, Inc. The parties to this Agreement do hereby agree that prior to the Closing and Effective time of the Merger (the terms “Closing” and “Effective Time of the Merger” are defined in Section 7 hereof), Jump’n Jax will change its state of domicile from Utah to Nevada. The parties hereto further agree that at the Closing of this Agreement, Merger Sub will be merged with and into MedaCure upon the terms and conditions set forth herein and, due to the fact that Jump’n Jax will change its domicile to Nevada prior to the Closing, in accordance with the provisions of the Nevada Revised Statutes (“NRS”), and the stockholders of MedaCure will exchange their MedaCure common stock for 11,579,167 shares of Jump’n Jax’s authorized, but previously unissued common stock (post-split after taking into consideration the forward stock split to be effected by Jump’n Jax as per Section 2(d) below), on a one share for one share basis. It is the intention of the parties hereto that this transaction qualifies as a tax-free reorganization under Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended, and related sections thereunder.

SECTION 2 Terms of Merger. In accordance with the provisions of this Agreement and the requirements of applicable law, at the Closing of this Agreement, Merger Sub will be merged with and into MedaCure as of the Effective Time of the Merger. MedaCure will be the surviving corporation (hereinafter sometimes referred to as the “Surviving Corporation”) and the separate existence of Merger Sub will cease at the Effective Time of the Merger. MedaCure, as the Surviving Corporation, will succeed to and assume all the rights and obligations of Merger Sub in accordance with the NRS, as described below. Consummation of the Merger will be upon the following terms and subject to the conditions set forth herein:

2

(a) Corporate Existence. Commencing at the Effective Time of the Merger, the separate corporate existence of Merger Sub will cease and the Surviving Corporation will continue its corporate existence as a Nevada corporation; and

(i)	it will thereupon and thereafter possess all rights, privileges, powers, franchises and property (real, personal and mixed) of each of the Constituent Corporations;

(ii)
all debts due to either of the Constituent Corporations, on whatever account, all causes in action and all other things belonging to either of the Constituent Corporations will, except as otherwise set forth herein, be taken and deemed to be transferred to and will be vested in the Surviving Corporation by virtue of the Merger without further act or deed; and

(iii)
all rights of creditors and all liens, if any, upon any property of any of the Constituent Corporations will be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the Effective Time of the Merger, and all debts, liabilities and duties of the Constituent Corporations will thenceforth attach to the Surviving Corporation.

(b) Effective Time of the Merger. At the Effective Time of the Merger,

(i)
the Certificate of Incorporation and the Bylaws of MedaCure, as existing and in effect immediately prior to the Effective Time of the Merger, will be and remain the Certificate of Incorporation and Bylaws of the Surviving Corporation; and

(ii)
the members of the Board of Directors of MedaCure holding office immediately prior to the Effective Time of the Merger will resign as directors and executive officers, effective at the Effective Time of the Merger, and will be replaced by those persons set forth in Section 2(f) below.

(c) Conversion of Securities. At the Effective Time of the Merger and without any action on the part of Jump’n Jax, Merger Sub, MedaCure or the holders of any of the securities of any of these entities, each of the following will occur:

(i)
The 11,579,167 shares of MedaCure common stock issued and outstanding immediately prior to the Effective Time of the Merger, will be converted into the right to receive an aggregate of 11,579,167 shares of Jump’n Jax common stock, which shares will reflect the four shares for one share forward stock split to be effected by Jump’n Jax prior to the Closing of the Merger as depicted in Section 2(d) below. Accordingly, each one (1) share of MedaCure common stock is to be converted into the right to receive one (1) share of post-split Jump’n Jax common stock (the “Conversion Ratio”). No fraction of any share of Jump’n Jax common stock will be issued to any former holder of MedaCure common stock; rather, the number of shares of Jump’n Jax common stock otherwise issuable, if other than a whole number, will be rounded to the nearest whole number. The holders of such certificates previously evidencing shares of MedaCure common stock outstanding immediately prior to the Effective Time of the Merger will cease to have any rights with respect to such shares of MedaCure common stock, except as otherwise provided herein or by law.

(ii)
Any shares of MedaCure capital stock held in the treasury of MedaCure immediately prior to the Effective Time of the Merger will automatically be canceled and extinguished without any conversion thereof and no payment will be made with respect thereto. At the Effective Time of the Merger, the stock transfer books of MedaCure will be closed and thereafter, there will be no further registration of transfers on the stock transfer books of the Surviving Corporation of any shares of MedaCure common stock which were outstanding immediately prior to the Effective Time.

3

(iii)
Each one share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time of the Merger will remain in existence as one share of common stock of the Surviving Corporation, which will be owned by Jump’n Jax.

(v)
The 807,602 shares of Jump’n Jax common stock currently issued and outstanding and to be outstanding prior to the Merger, which shares will be increased to 3,230,408 shares as a result of the four shares for one share forward stock split described in Section 2(d) below, will remain issued and outstanding after the Effective Time of the Merger.

(d) Forward Stock Split. Prior to the Closing of the Merger, Jump’n Jax will take all requisite and necessary action to effect a forward stock split (the “Forward Stock Split”) of its issued and outstanding shares of common stock on a four (4) shares for one (1) share basis, the effect of which will increase the number of issued and outstanding shares of Jump’n Jax common stock to 3,230,408 shares. In connection with the Forward Stock Split, no fraction of any Jump’n Jax Shares will be issued; rather, the number of shares otherwise issuable, if other than a whole number, will be rounded up to the next whole number.

(e) Restricted Securities.

(i)
None of the shares of Jump’n Jax common stock into which the shares of MedaCure common stock are to be converted will, at the Effective Time of the Merger, be registered under the Securities Act of 1933, as amended (the “Securities Act”) but, rather, will be deemed to have been issued pursuant to an exemption or exemptions therefrom (subject to the satisfaction of certain other terms and conditions hereof) and will be considered “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act. All shares of Jump’n Jax common stock to be issued pursuant to this Agreement will be exempt from registration under the Securities Act pursuant to Section 4(2) of that Act and Regulation D - Rule 506 promulgated thereunder, and certificates representing the shares will bear a restrictive legend worded substantially as follows and as may otherwise be required:

“The shares represented by this certificate have not been registered under the Securities Act of 1933 (the “Act”) and are “restricted securities” as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred unless first registered under the Act, except pursuant to an applicable exemption from registration under the Act, the availability of which is to be established to the satisfaction of the corporation.”
(ii) At the Closing, Jump’n Jax will direct its transfer agent to record, as soon as practicable after the Closing, the issuance of Jump’n Jax common stock to the holders of MedaCure’s common stock pursuant to the provisions set forth above. The transfer agent will annotate its records to reflect the restrictions on transfer embodied in the legend set forth above. There will be no requirement of Jump’n Jax to register under the Securities Act any shares of Jump’n Jax common stock in connection with the Merger.

4

(f) Other Matters.

(i)
Immediately prior to the Effective Time of the Merger, MedaCure will have no more than 11,579,167 shares of MedaCure common stock issued and outstanding. Immediately prior to the Effective Time of the Merger, Jump’n Jax will have no more than 3,230,408 shares of Jump’n Jax common stock, post-split, and no other series of common or preferred stock issued and outstanding.

(ii)
Immediately prior to the Closing, the Jump’n Jax Board of Directors will nominate and elect to the Jump’n Jax Board, Jarom Dastrup, Linda Dastrup, Lincoln Dastrup and Steven D. Moulton, effective immediately upon the Closing, and Lane S. Clissold, currently a directors and officers of Jump’n Jax, will immediately prior to the Closing tender his resignation as a director and executive officer of Jump’n Jax, effective immediately upon the Closing. All directors will serve in such capacities until the next meeting of stockholders of Jump’n Jax at which directors are elected.

(iii)
Immediately prior to the Closing, the MedaCure Board of Directors will nominate and elect to the MedaCure Board, Lincoln Dastrup and those additional directors to be designated by Mr. Dastrup, effective immediately upon the Closing, and MedaCure will cause all of the persons then serving as directors and/or officers of MedaCure immediately prior to the Closing to tender their resignations as directors and executive officers of MedaCure, effective immediately upon the Closing.

(iv)
If, at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement, the officers and directors of Jump’n Jax are hereby fully authorized to take, and will use their reasonable efforts to take, all such lawful and necessary action.

SECTION 3 Delivery of Shares. On or as soon as practicable after the Effective Time of the Merger, MedaCure will use reasonable efforts to cause all holders of MedaCure’s common stock (the “MedaCure Stockholders”) to surrender to Jump’n Jax’s transfer agent for cancellation certificates representing their shares of MedaCure’s common stock, against delivery of certificates representing the shares of Jump’n Jax common stock for which MedaCure’s common stock is to be converted in the Merger pursuant to Section 2 hereof. Each MedaCure Stockholder will be required, prior to or upon surrender of their MedaCure common stock, to deliver to Jump’n Jax an “investment letter” or other written instrument acceptable to the parties hereto, providing, among other things, whether or not the investor is an “accredited investor” as defined under Regulation D of the Securities Act. Until surrendered and exchanged as herein provided, each outstanding certificate which, prior to the Effective Time of the Merger, represented MedaCure common stock, will be deemed for all corporate purposes to evidence ownership of the same number of shares of Jump’n Jax common stock into which the shares of MedaCure common stock represented by such MedaCure certificate will have been so converted.

SECTION 4 Representations of MedaCure. MedaCure hereby makes as of the date hereof and as of the Effective Time of the Merger, the following representations and warranties:

(a) MedaCure is a validly established corporation under the laws of the State of Nevada and is in good standing and duly qualified to do business in that state and in any other state where required to be so qualified.

(b) MedaCure has the requisite power and authority to enter into this Agreement together with such other agreements and documents requisite to this Agreement (the “Transaction Documents”), to which it is a party and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been, or will prior to the Closing and the Effective Time of the Merger be, duly authorized by MedaCure’s Board of Directors, and by the MedaCure’s stockholders, if necessary. The execution of this Agreement and other Transaction Documents does not materially violate or breach any material agreement or contract to which MedaCure is a party, and MedaCure, to the extent required, has, or will have by Closing, obtained all necessary approvals or consents required by any agreement to which MedaCure is a party. The execution and performance of this Agreement and other Transaction Documents will not violate or conflict with any provision of MedaCure’s Articles of Incorporation or Bylaws in effect as of the date hereof.

5

(c) As of the date of this Agreement, MedaCure’s authorized capital stock consists solely of 25,000,000 shares of common stock, $0.001 par value, of which 11,579,167 shares are presently issued and outstanding. All outstanding shares of common stock of MedaCure are, and will be at the Closing, duly authorized, validly issued, fully paid and nonassessable. There are no existing options, calls, claims, warrants, preemptive rights, registration rights or commitments of any character relating to the issued or unissued capital stock or other securities of MedaCure.

(d) The audited financial statements of MedaCure for the period from the date of inception, April 25, 2006 through May 31 2006, which have been delivered to Jump’n Jax, or will be delivered prior to the Closing (hereinafter referred to as the “MedaCure Financial Statements”), fairly present the financial condition of MedaCure as of the dates thereof and the results of its operations for the periods covered thereby. Other than as set forth in any schedule or exhibit attached hereto, and except as may otherwise be set forth or referenced herein, there are no material liabilities or obligations, either fixed or contingent, not disclosed or referenced in the MedaCure Financial Statements or in any exhibit or notes thereto other than contracts or obligations occurring in the ordinary course of business since May 31, 2006; and no such contracts or obligations occurring in the ordinary course of business constitute liens or other liabilities which materially alter the financial condition of MedaCure as reflected in the MedaCure Financial Statements. MedaCure has, or will have at the Closing and which will be acquired by MedaCure, good title to all assets, properties or contracts shown on the MedaCure Financial Statements subject only to dispositions and other transactions in the ordinary course of business, the disclosures set forth therein and liens and encumbrances of record.

(e) Except as disclosed in writing to Jump’n Jax, since May 31, 2006, there has not been any material adverse changes in the financial position of MedaCure except changes arising in the ordinary course of business, which changes will not materially and adversely affect the financial position of MedaCure.

(f) Except as and to the extent set forth in Attachment 4(f) annexed hereto, MedaCure is not a party to any material pending litigation or, to the knowledge of its executive officers or directors (herein, the “MedaCure’s Knowledge”), any governmental investigation or proceeding, not reflected in the MedaCure Financial Statements and, to MedaCure’s Knowledge, no material litigation, claims, assessments or any governmental proceedings are threatened in writing against MedaCure.

(g) Neither MedaCure nor any of its directors, executive officers, employees or agents, nor any other person acting on behalf of MedaCure, has directly or indirectly, within the past five years, given or agreed to give any gift or similar benefit to any person who is or may be in a position to help or hinder MedaCure’s business, or assist it in connection with any actual or proposed transaction, which (i) might be reasonably expected to subject it to any material damage or penalty in any action or to have a material adverse effect on MedaCure or its business, assets, properties, financial condition or results of operations (a “Material Adverse Effect”), (ii) if not given in the past, might have reasonably been expected to have had a Material Adverse Effect, or (iii) if not continued in the future, might be reasonably expected to have a Material Adverse Effect or to subject MedaCure to material suit or penalty in any action.

6

(h) MedaCure has, or by the Effective Time of the Merger will have, filed all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed in the ordinary course of business and has (or will have) paid or made adequate provisions for all taxes or assessments which have become due as of the Effective Time of the Merger.

(i) MedaCure has not materially breached any material agreement to which it is a party. MedaCure has previously given Jump’n Jax copies of or access to all material contracts, commitments and/or agreements to which MedaCure is a party.

(j) To MedaCure’s Knowledge, MedaCure has and at the Closing will have, disclosed in writing to Jump’n Jax all events, conditions and facts materially affecting the business, financial conditions (including any liabilities, contingent or otherwise) or results of operations of MedaCure.

(k) To MedaCure’s Knowledge, MedaCure is and has been in material compliance with, and MedaCure has conducted any business previously owned or operated by it in material compliance with, all applicable laws, orders, rules and regulations of all governmental bodies and agencies, including applicable securities laws and regulations and environmental laws and regulations, except where such noncompliance in the aggregate has not had, and would not be reasonably expected to have, a Material Adverse Effect. MedaCure has not received notice of any noncompliance with the foregoing, nor is it aware of any claims or claims threatened in writing in connection therewith.

(l) To MedaCure’s Knowledge and without limiting the foregoing, (i) MedaCure and any other person or entity for whose conduct MedaCure is legally held responsible are and have been in material compliance with all applicable federal, state, regional, local laws, statutes, ordinances, judgments, rulings and regulations relating to any matters of pollution, protection of the environment, health or safety, or environmental regulation or control, and (ii) neither MedaCure nor any other person for whose conduct MedaCure is legally held responsible has manufactured, generated, treated, stored, handled, processed, released, transported or disposed of any hazardous substance on, under, from or at any of MedaCure’s properties or in connection with MedaCure’s operations.

(m) Except as, and to the extent specifically disclosed in this Agreement and as may be specifically disclosed or reserved against it as to amount in the latest balance sheet contained in the MedaCure Financial Statements, there is no basis for any assertion against MedaCure of any material liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, including, without limitation, any liability for taxes (including e-commerce sales or other taxes), interest, penalties and other charges payable with respect thereto. Neither the execution and delivery of this Agreement or other Transaction Documents to which it is a party, nor the consummation of the transactions contemplated hereby or thereby will:

(i)
result in any payment (whether severance pay, unemployment compensation or otherwise) becoming due from MedaCure to any person or entity, including without limitation any employee, director, officer or affiliate or former employee, director, officer or affiliate of MedaCure;

(ii)
increase any benefits otherwise payable to any person or entity, including without limitation any employee, director, officer or affiliate or former employee, director, officer or affiliate of MedaCure; or

(iii)	result in the acceleration of the time of payment or vesting of any such benefits.

(n) Except as disclosed to Jump’n Jax in writing and annexed hereto as Attachment 4(n), to MedaCure’s Knowledge it has no material contracts, commitments, arrangements, or understandings relating to its business, operations, financial condition, prospects, or otherwise. For purposes of this Section 4(n), “material” means payment or performance of a contract, commitment, arrangement or understanding in the ordinary course of business, which is expected to involve payments from MedaCure to any third party in excess of $100,000.

7

(o) To MedaCure’s Knowledge, no representation or warranty by MedaCure contained in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading. Except as specifically indicated elsewhere in this Agreement, all documents delivered by MedaCure in connection herewith have been and will be complete originals, or exact copies thereof.

SECTION 5 Representations of Jump’n Jax and Merger Sub. Jump’n Jax and Merger Sub hereby make jointly and severally, as of the date hereof and as of the Effective Time of the Merger, the following representations and warranties:

(a) As of the date hereof and the Effective Time of the Merger, the shares of Jump’n Jax common stock to be issued and delivered to the MedaCure Stockholders hereunder will, when so issued and delivered, constitute duly authorized, validly and legally issued, fully-paid, nonassessable shares of Jump’n Jax common stock, free of all liens and encumbrances.

(b) Each of Jump’n Jax and Merger Sub has the requisite corporate power to enter into this Agreement and to perform its respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been or will be, prior to the Closing and the Effective Time of the Merger, duly authorized by the respective Boards of Directors of Jump’n Jax and Merger Sub and by Jump’n Jax as the sole stockholder of Merger Sub. The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which Jump’n Jax or Merger Sub is a party or to which it is otherwise subject and will not violate any judgment, decree, order, writ, law, rule, statute, or regulation applicable to Jump’n Jax, Merger Sub or their properties. The execution and performance of this Agreement will not violate or conflict with any provision of the respective Certificates of Incorporation or Bylaws of either Jump’n Jax or Merger Sub.

(c) Jump’n Jax has delivered to MedaCure a true and complete copy of its audited financial statements for the fiscal years ended December 31, 2005, and 2004, and unaudited financial statements for the three-month period ended March 31, 2006 (the “Jump’n Jax Financial Statements”). The Jump’n Jax Financial Statements are complete, accurate and fairly present the financial condition of Jump’n Jax as of the dates thereof and the results of its operations for the periods then ended. There are no material liabilities or obligations either fixed or contingent not reflected therein. Merger Sub has no financial statements because it was recently formed solely for the purpose of effectuating the Merger and it has been, is and will remain inactive except for purposes of the Merger and it has no assets, liabilities, contracts or obligations of any kind other than as incurred in the ordinary course in connection with its incorporation in Nevada. Jump’n Jax has no subsidiaries or affiliates except for Merger Sub and Merger Sub has no subsidiaries or affiliates.

(d) Since March 31, 2006, there have not been any material adverse changes in the business, financial condition or results of operation of Jump’n Jax. At the Closing, neither Jump’n Jax nor Merger Sub will have any material assets and neither such corporation now has, nor will it have, any liabilities of any kind other than those reflected in the most recent balance sheet set forth in the Jump’n Jax Financial Statements and any costs or liabilities incurred in connection with the Merger (which costs and liabilities, including those liabilities reflected in the most recent balance sheet set forth in the Jump’n Jax Financial Statements, collectively will be paid in full by Jump’n Jax prior to the Closing so that at Closing, Jump’n Jax has no outstanding liabilities).

8

(e) Neither Jump’n Jax nor Merger Sub is a party to, or the subject of, any material pending litigation, claims, or governmental investigation or proceeding not reflected in the Jump’n Jax Financial Statements, and to the knowledge of the executive officers of Jump’n Jax and of the Jump’n Jax Stockholders (herein “Jump’n Jax’s Knowledge”), there are no material lawsuits, claims, assessments, investigations, or similar matters, threatened in writing against Merger Sub, Jump’n Jax, or the management or properties of Jump’n Jax or Merger Sub.

(f) Jump’n Jax and Merger Sub are each duly organized, validly existing and in good standing under the laws of the jurisdiction of their respective incorporation; each has the corporate power to own its property and to carry on its business as now being conducted and is duly qualified to do business in any jurisdiction where so required except where the failure to so qualify would have no material negative impact. Neither corporation is required to be qualified to do business in any state other than the State of Nevada.

(g) To Jump’n Jax’s Knowledge, Jump’n Jax and Merger Sub have filed all federal, state, county and local income, excise, property and other tax, governmental and/or other returns, forms, filings, or reports, which are due or required to be filed by it prior to the date hereof and have paid or made adequate provision in the Jump’n Jax Financial Statements for the payment of all taxes, fees, or assessments which have or may become due pursuant to such returns, filings or reports or pursuant to any assessments received. Neither Jump’n Jax nor Merger Sub is delinquent or obligated for any tax, penalty, interest, delinquency or charge and there are no tax liens or encumbrances applicable to either corporation. Neither Jump’n Jax nor Merger Sub is deemed to be an “S Corporation” as defined by Internal Revenue Code of 1986, as amended.

(h) As of the date of this Agreement, Jump’n Jax’s authorized capital stock consists solely of 50,000,000 shares of common stock, $0.001 par value, of which 807,602 shares are presently issued and outstanding. Immediately prior to the Closing, Jump’n Jax will have outstanding 3,230,408 shares of common stock, which number reflects the Forward Stock Split and no other capital stock. Merger Sub’s capitalization consists solely of 1,000,000 authorized shares of $0.001 par value common stock (“Merger Sub’s Common Stock”), of which 1,000 shares are outstanding, all of which are owned by Jump’n Jax, free and clear of all liens, claims and encumbrances. All outstanding shares of common stock of Jump’n Jax and Merger Sub are, and will be at the Closing, duly authorized, validly issued, fully paid and nonassessable. There are no existing options, calls, claims, warrants, preemptive rights, registration rights or commitments of any character relating to the issued or unissued capital stock or other securities of either Jump’n Jax or Merger Sub.

(i) The financial records, minute books, and other documents and records of Jump’n Jax and Merger Sub have been made available to MedaCure prior to the Closing. The records and documents of Jump’n Jax and Merger Sub that have been delivered to MedaCure constitute all of the material records and documents of Jump’n Jax and Merger Sub that they are aware of or that are in their possession or in the possession of Jump’n Jax or Merger Sub.

(j) To Jump’n Jax’s Knowledge, neither Jump’n Jax nor Merger Sub has materially breached any material agreement to which it is or has been a party. Prior to the execution of the Agreement, Jump’n Jax has given to MedaCure copies or access to all material contracts, commitments and/or agreements to which Jump’n Jax is a party. There are no currently existing agreements with any affiliates, related or controlling persons or entities. Jump’n Jax has no leasehold interest or other ownership interest, and no obligations under any real estate or any mining claims.

(k) To Jump’n Jax’s Knowledge, it has complied with all provisions relating to the issuance of shares and for the registration thereof under the Securities Act and all applicable state securities laws, or appropriate exemption from registration therefrom, and there are no outstanding, pending or threatened stop orders or other actions or investigations relating thereto involving federal and state securities laws.

9

(l) Jump’n Jax currently has no employees, consultants or independent contractors other than its attorneys, accountants and transfer agent. Lane S. Clissold and Steven D. Moulton are, and will be at the Closing, the sole directors and sole executive officers of Jump’n Jax, and Lane S. Clissold and Steven D. Moulton will be at the Closing the sole directors and sole executive officers of Merger Sub.

(m) Jump’n Jax and Merger Sub have, and at the Closing will have, disclosed in writing to MedaCure all events, conditions and facts materially affecting the business, financial conditions, including any liabilities, contingent or otherwise, or results of operations of either Jump’n Jax or Merger Sub, since March 31, 2006.

(n) To Jump’n Jax’s Knowledge, Jump’n Jax was originally organized for the purposes of, and with a specific plan for the ownership and rental of entertainment equipment. Subsequently, Jump’n Jax revised its business to seeking potential operating businesses and business opportunities with the intent to acquire or merge with such businesses.

(o) To Jump’n Jax’s Knowledge, all information regarding Jump’n Jax which has been provided to MedaCure by Jump’n Jax, or set forth in any document or other communication, disseminated to any former, existing or potential stockholders of Jump’n Jax, to the public or filed with the SEC, NASD, or any state securities regulators or authorities, is true, complete, accurate in all material respects, not misleading, and was and is in full compliance with all securities laws and regulations.

(p) To Jump’n Jax’s Knowledge, Jump’n Jax is and has been in compliance with, and Jump’n Jax has conducted any business owned or operated by it in compliance with, all applicable laws, orders, rules and regulations of all governmental bodies and agencies, including applicable securities laws and regulations, including, but not limited to, the Sarbanes-Oxley Act of 2002, and environmental laws and regulations, except where such noncompliance has and will have, in the aggregate, no material adverse effect. Jump’n Jax has not received notice of any noncompliance with the foregoing, nor is it aware of any claims or threatened claims in connection therewith.

(q) Except as and to the extent specifically disclosed in this Agreement and as may be specifically disclosed or reserved against as to amount in the latest balance sheet contained in the Jump’n Jax Financial Statements, there is no basis for any assertion against Jump’n Jax of any material liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, including, without limitation, any liability for taxes, including e-commerce sales or other taxes, interest, penalties and other charges payable with respect thereto. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will;

(i)
result in any payment, whether severance pay, unemployment compensation or otherwise, becoming due from Jump’n Jax to any person or entity, including without limitation any employee, director, officer;

(ii)	increase any benefits otherwise payable to any person or entity, including without limitation any employee, director, officer or affiliate; or

(iii) result in the acceleration of the time of payment or vesting of any such benefits.

(r) To Jump’n Jax’s Knowledge, no aspect of Jump’n Jax’s business, operations or assets is of such a character as would restrict or otherwise hinder or impair Jump’n Jax from carrying on the business of Jump’n Jax as it is presently being conducted and as anticipated following consummation of the Merger.

10

(s) To Jump’n Jax’s Knowledge, other than retention of accountants, attorney, and transfer agent, Jump’n Jax has no other contracts, commitments, arrangements, or understandings relating to its business, operations, financial condition, prospects or otherwise.

(t) None of Jump’n Jax, Merger Sub or any other affiliate thereof has or maintains any employee benefit, bonus, incentive compensation, profit-sharing, equity, stock bonus, stock option, stock appreciation rights, restricted stock, other stock-based incentive, executive compensation agreement, employment agreement, deferred compensation, pension, stock purchase, employee stock ownership, savings, pension, retirement, supplemental retirement, employment related change-in-control, severance, salary continuation, layoff, welfare (including, without limitation, health, medical, prescription, dental, disability, salary continuation, life, accidental death, travel accident, and other insurance), vacation, holiday, sick leave, fringe benefit, or other benefit plan, program, or policy, whether qualified or nonqualified and any trust, escrow, or other agreement related thereto, covering any present or former employees, directors, or their respective dependents.

(u) To Jump’n Jax’s Knowledge, no representation or warranty by Jump’n Jax or Merger Sub contained in this Agreement and no statement contained in any certificate, schedule or other communication furnished pursuant to or in connection with the provisions hereof, contains or will contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading. Except as specifically indicated elsewhere in this Agreement, all documents delivered by Jump’n Jax in connection herewith have been and will be complete originals, or exact copies thereof.

SECTION 6 Closing. The Closing of the transactions contemplated herein will take place on such date (the “Closing”) as mutually determined by the parties hereto, but no later than five (5) days after all conditions precedent have been satisfied or waived and all required documents have been delivered. The parties will use their reasonable commercial efforts to cause the Closing to occur on or before September 30, 2006. The “Effective Time of the Merger” will be that date and time specified in the Certificate of Merger as the date on which the Merger will become effective.

SECTION 7 Actions Prior to Closing.

(a) Prior to the Closing, MedaCure on the one hand, and Jump’n Jax and Merger Sub on the other hand, will be entitled to make such investigations of the assets, properties, business and operations of the other party and to examine the books, records, tax returns, financial statements and other materials of the other party as such investigating party deems necessary in connection with this Agreement and the transactions contemplated hereby. Any such investigation and examination will be conducted at reasonable times and under reasonable circumstances, and the parties hereto will cooperate fully therein. The representations and warranties contained in this Agreement will not be affected or deemed waived by reason of the fact that either party hereto discovered or should have discovered any representation or warranty is or might be inaccurate in any respect. Until the Closing, the parties hereto and their respective affiliates will keep confidential and will not use in any manner inconsistent with the transactions contemplated by this Agreement any information or documents obtained from the other concerning its assets, properties, business or operations. If the Closing will not occur for any reason (including, without limitation, pursuant to a termination of this Agreement), the parties hereto and their respective affiliates will not disclose, nor use for their own benefit, any such information or documents obtained from the other, in either case, unless and to the extent:

(i)	readily ascertainable from public or published information, or trade sources;

(ii)	received from a third party not under an obligation to such MedaCure or Jump’n Jax, as the case may be, to keep such information confidential; or

11

(iii)	required by any applicable law, rule, regulation or court order.

If the Closing does not occur for any reason, each of the parties and their respective affiliates will promptly return or destroy all such confidential information and compilations thereof as is practicable, and will certify such destruction or return to the other party.

(b) Prior to the Closing, any written news releases or public disclosure by either party pertaining to this Agreement will be submitted to the other party for its review and approval prior to such release or disclosure, provided, however, that:

(i)	such approval will not be unreasonably withheld, and

(ii)	such review and approval will not be required of disclosures required to comply, in the judgment of counsel, with federal or state securities or corporate laws or policies.

(c) Prior to the Closing, Jump’n Jax will effect a change in its corporate domicile from the State of Utah to Nevada and will effect the Merger as a Nevada entity. Jump’n Jax will also cause it corporate name to be changed to CuraTech Industries, Inc.

(d) Except as contemplated by this Agreement, there will be no stock dividend, stock split, recapitalization, or exchange of shares with respect to or rights issued in respect of Jump’n Jax common stock after the date hereof and there will be no dividends or other distributions paid on Jump’n Jax’s common stock after the date hereof, in each case through and including the Effective Time of the Merger. Jump’n Jax and Merger Sub will conduct no business activities prior to the Closing other than in the ordinary course of business or as may be necessary in order to consummate the transactions contemplated hereby.

(e) Jump’n Jax, acting through its Board of Directors, will authorize and take all requisite and necessary actions to finalize and give notice of and submit for a vote by its stockholders by written consent the following items;

(i) the proposal to change Jump’n Jax’s state of domicile from the State of Utah to Nevada and change its corporate name to CuraTech Industries, Inc.; and

(ii) authority to effectuate the four shares for one share Forward Stock Split and take all requisite and necessary action to finalize the Forward Stock Split in accordance with applicable law;

(f) Jump’n Jax will take the requisite and necessary actions to obtain the written consent for those actions discussed in Section 7(e) above as soon as practicable after the execution of this Agreement and, as promptly as practicable thereafter will:

(i)	prepare and file with the SEC a preliminary Information Statement to be disseminated by Jump’n Jax to its stockholders (the “Information Statement”) relating to the matters stated above;

(ii)	take the appropriate action to obtain and furnish the information required by the SEC to be included in the definitive Information Statement; and

(iii)
after consultation with counsel to MedaCure, respond promptly to any comments made by the SEC with respect to the preliminary Information Statement and cause the definitive Information Statement to be mailed to its stockholders as promptly as practicable following clearance from the SEC.

12

(g)  MedaCure will provide to Jump’n Jax any information for inclusion in the Information Statement which may be required under applicable law and which is reasonably requested by Jump’n Jax. Each of MedaCure, Jump’n Jax and Merger Sub, respectively, agree promptly to correct any information provided by any of them for use in the Information Statement if, and to the extent that, such information will have become false or misleading in any material respect and Jump’n Jax further agrees to take all necessary steps to cause the Information Statement as so corrected to be filed with the SEC and to be disseminated to its stockholders to the extent required by applicable federal securities laws.

(h) Jump’n Jax hereby represents and warrants that the information supplied or to be supplied by Jump’n Jax for inclusion or incorporation by reference in (i) the Information Statement or (ii) the Other Filings (as defined below) will, at the respective times filed with the SEC and, in addition, in the case of the Information Statement, as of the date it or any amendment or supplement thereto is mailed to stockholders, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Information Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. MedaCure hereby represents and warrants that the information supplied or to be supplied by MedaCure for inclusion or incorporation by reference in the Information Statement or Other Filings will, at the respective times filed with the SEC and, in addition, in the case of the Information Statement, as of the date it or any amendment or supplement thereto is mailed to stockholders, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(i)  As soon as practicable following the date hereof and following the Effective Time of the Merger, each of Jump’n Jax and MedaCure will properly prepare and file any other filings required under the Exchange Act or any other federal, state or foreign law relating to the Merger (collectively, the “Other Filings”).

(j) Except as required by law, Jump’n Jax and Merger Sub will not voluntarily take any action that would, or that is reasonably likely to, result in any of the conditions to the Merger not being satisfied. Without limiting the generality of the foregoing Jump’n Jax and Merger Sub will not take any action that would result in

(i)	any of its representations and warranties set forth in this Agreement that are qualified as to materiality becoming untrue, or

(ii)	any of such representations and warranties that are not so qualified becoming untrue in any material respect.

(k) Jump’n Jax common stock will continue to be approved for quotation on the OTC Bulletin Board and Jump’n Jax will have continued to satisfy throughout the period from the date hereof through the Closing Date (i) its filing requirements under Section 13 of the Exchange Act and (ii) the requirements of Rule 15c2-11 as promulgated by the SEC under the Exchange Act.

SECTION 8 Conditions Precedent to the Obligations of MedaCure. All obligations of MedaCure under this Agreement to effect the Merger and the other transactions contemplated hereby are subject to the fulfillment, prior to or as of the Closing and/or the Effective Time of the Merger, as indicated below, of each of the following conditions:

13

(a) The representations and warranties by or on behalf of Jump’n Jax, and Merger Sub contained in this Agreement, or in any certificate or document delivered pursuant to the provisions hereof or in connection herewith, will be true at and as of the Closing and Effective Time of the Merger as though such representations and warranties were made at and as of such time.

(b) Jump’n Jax and Merger Sub will have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing. No preliminary or permanent injunction or other order, decree or ruling issued by a court or other governmental authority of competent jurisdiction nor any statute, rule, regulation or executive order promulgated or enacted by any governmental authority of competent jurisdiction will be in effect which would have the effect of (i) making the consummation of the Merger illegal, or (ii) otherwise prohibiting the consummation of the Merger.

(c) On or before the Closing, the directors of Jump’n Jax and Merger Sub, and Jump’n Jax as sole stockholder of Merger Sub, will have approved in accordance with applicable provisions of the NRS the execution and delivery of this Agreement and the consummation of the transactions contemplated herein, and Jump’n Jax will have approved and effected its change of corporate domicile and the Forward Stock Split and submitted the same for approval by the stockholders of Jump’n Jax, as required.

(d) On or before the Closing, Jump’n Jax and Merger Sub will have delivered certified copies of resolutions of the sole stockholder and directors of Merger Sub and of the directors and stockholders of Jump’n Jax approving and authorizing:

(i)	the execution, delivery and performance of this Agreement and all necessary and proper actions to enable Jump’n Jax and Merger Sub to comply with the terms of this Agreement;

(ii)	the election of MedaCure’s nominees to the Board of Directors of Jump’n Jax and all matters outlined or contemplated herein; and

(iii)	those items set forth in Section 7(e) above.

(e) Prior to the Closing, Jump’n Jax must receive from each MedaCure Stockholder an “investment letter” or other equivalent document providing representations that the shares of Jump’n Jax common stock to be issued in the Merger are, among other things;

(i)	being acquired for investment purposes and not with a view to public resale;

(ii)	being acquired for the investor’s own account; and

(iii)	restricted and may not be resold, except in reliance of an exemption under the Act.

(f) The Merger will be permitted by applicable state law and Jump’n Jax will have sufficient shares of its common stock authorized to complete the Merger at the Effective Time and the transactions contemplated hereby.

(g) The change of Jump’n Jax’s corporate domicile and corporate name will have been approved by the requisite vote of the stockholders of Jump’n Jax, acting by written consent in lieu of a special meeting thereof.

(h) At Closing, Lane S. Clissold, currently a director and officer of Jump’n Jax and Merger Sub, will have resigned in writing from his positions as directors and executive officers of Jump’n Jax and Merger Sub, respectively, effective upon the appointment of MedaCure nominees, and the directors of Jump’n Jax will have taken such action as may be deemed necessary or desirable by MedaCure regarding such appointment of the MedaCure nominees.

14

(i) At the Closing, all instruments and documents delivered by Jump’n Jax or Merger Sub, to MedaCure Stockholders pursuant to the provisions hereof, will be reasonably satisfactory to legal counsel for MedaCure and the MedaCure Stockholders.

(j) The capitalization of Jump’n Jax and Merger Sub will be the same as described in Section 5(h) above and will reflect the effectiveness of change in corporate domicile of Jump’n Jax.

(k) The shares of Jump’n Jax common stock to be issued to MedaCure Stockholders at Closing will be validly issued, nonassessable and fully paid under the applicable provisions of the NRS and will be issued in a nonpublic offering in compliance with all federal, state and applicable securities laws.

(l) Jump’n Jax and MedaCure will have received all necessary and required approvals and consents from members, required parties and stockholders, as applicable.

(m) At the Closing, Jump’n Jax and Merger Sub will have delivered to MedaCure an opinion of Jump’n Jax’s legal counsel dated as of the Closing to the effect that:

(i)	Each of Jump’n Jax and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(ii)	Jump’n Jax and Merger Sub each has the corporate power to execute, deliver and perform its respective obligations under this Agreement;

(iii)
This Agreement has been duly authorized, executed and delivered by Jump’n Jax and Merger Sub and is a valid and binding obligation of Jump’n Jax and Merger Sub enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors’ rights and general principles of equity;

(iv)	Jump’n Jax and Merger Sub each through its Board of Directors and/or stockholders, as required, have taken all corporate action necessary for performance under this Agreement;

(v)
The documents executed by Jump’n Jax and delivered to MedaCure and MedaCure Stockholders hereunder are valid and binding in accordance with their terms and vest in MedaCure Stockholders all right, title and interest in and to the shares of Jump’n Jax’s common stock to be issued pursuant to Section 2 hereof, and the shares of Jump’n Jax common stock when issued will be duly and validly issued, fully paid and nonassessable;

(vi)
The shares of Jump’n Jax common stock issued pursuant to this Agreement will be deemed “restricted securities” and may be sold or otherwise transferred upon the satisfaction of the provisions of Rule 144, or pursuant to any other appropriate exemption or registration under the Securities Act; and

(vii)
Current stockholders of Jump’n Jax common stock will have no appraisal or similar rights as a result of consummation of this Agreement and the transactions contemplated hereby, except as such rights may apply to Jump’n Jax’s change of domicile from the State of Utah to Nevada.

15

(n) MedaCure will have completed its financial and legal due diligence investigation of Jump’n Jax with results thereof satisfactory to MedaCure in its sole discretion.

Section 9 Conditions Precedent to the Obligations of Jump’n Jax and Merger Sub. All obligations of Jump’n Jax and Merger Sub under this Agreement are subject to the fulfillment, prior to or at the Closing and/or the Effective Time of the Merger, of each of the following conditions:

(a) The representations and warranties by MedaCure contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof or in connection herewith, will be true at and as of the Closing and the Effective Time of the Merger as though such representations and warranties were made at and as of such times.

(b) MedaCure will have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it, prior to or at the Closing.

(c) On or before the Closing, the MedaCure Board of Directors and MedaCure Stockholders, as applicable, will have approved, in accordance with applicable state corporation law, the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

(d) On or before the Closing Date, MedaCure will have delivered certified copies of resolutions of its Board of Directors approving and authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents and authorizing all of the necessary and proper action to enable MedaCure to comply with the terms of this Agreement.

(e) The Merger will be permitted by applicable state law.

(f) Prior to the Closing, Jump’n Jax must receive from each MedaCure Stockholder an “investment letter” or other equivalent document providing representations that the shares of Jump’n Jax common stock to be issued in the Merger are, among other things;

(i)	being acquired for investment purposes and not with a view to public resale;

(ii)	being acquired for the investor’s own account; and

(iii)	restricted and may not be resold, except in reliance of an exemption under the Act.

(g) At the Closing, all instruments and documents delivered by MedaCure pursuant to the provisions hereof will be reasonably satisfactory to legal counsel for Jump’n Jax.

(h) Jump’n Jax will have received all necessary and requisite approvals and consents from required parties and from its stockholders, and this Agreement and the Merger will have been adopted and approved by the requisite vote of MedaCure Stockholders.

(i) At the Closing, MedaCure will have delivered to Jump’n Jax an opinion of MedaCure’s legal counsel dated as of the Closing to the effect that:

(i)	MedaCure is a corporation validly existing and in good standing under the laws of the State of Nevada;

(ii)
This Agreement has been duly authorized, executed and delivered by MedaCure and is a valid and binding obligation of MedaCure enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors’ rights and general principles of equity;

16

(iii) MedaCure, through its Board of Directors, has taken all corporate action necessary for performance of its obligations under this Agreement; and

(vi)	MedaCure has the authority and power to execute, deliver and perform its obligations under this Agreement.

(j) Jump’n Jax will have an exemption from registration under the Securities Act and the securities laws of the various states of residence of MedaCure Stockholders for issuance of the shares of Jump’n Jax common stock to be issued to MedaCure Stockholders in the Merger.

SECTION 10 Survival. The representations and warranties contained in this Agreement and any other document or certificate relating hereto will survive and continue in full force and effect for a period of six months after the Effective Time of the Merger.

SECTION 11 Nature of Representations. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties, covenants and agreements contained in this Agreement and the other documents delivered at the Closing and not upon any representation, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

SECTION 12 Documents at Closing. At the Closing, the following documents will be delivered:

(a) MedaCure will deliver, or will cause to be delivered, to Jump’n Jax the following:

(i)
a certificate executed by the Board of Directors of MedaCure to the effect that all representations and warranties made by MedaCure under this Agreement are true and correct as of the Closing and as of the Effective Time of the Merger, the same as though originally given to Jump’n Jax or Merger Sub on said date and that MedaCure has performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time of the Merger;

(ii)	a certificate from the state of MedaCure’s domicile dated within five business days of the Closing to the effect that MedaCure is in good standing under the laws of said state;

(iii)	such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement and the other Transaction Documents;

(iv)	certified copies of resolutions adopted by the MedaCure Board of Directors approving the Merger Agreement and other Transaction Documents related to and authorizing the Merger;

(v)	the opinion of MedaCure’s counsel as described in Section 9(i) above; and

(vi)	all other items, the delivery of which is a condition precedent to the obligations of Jump’n Jax and Merger Sub, as set forth herein.

(b) Jump’n Jax and Merger Sub will deliver or cause to be delivered to MedaCure:

(i)	stock certificates representing those securities of Jump’n Jax to be issued MedaCure Stockholders as a part of the Merger as described in Section 2 hereof;

17

(ii)
a certificate of the President of Jump’n Jax and Merger Sub, respectively, to the effect that all representations and warranties of Jump’n Jax and Merger Sub made under this Agreement are true and correct as of the Closing, the same as though originally given to MedaCure on said date; and that each of Jump’n Jax and Merger Sub has performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time of the Merger;

(iii)
certified copies of resolutions adopted by Jump’n Jax’s and Merger Sub’s Board of Directors and Merger Sub’s sole stockholder approving the Merger Agreement and authorizing the Merger and all related matters; and certified copies of resolutions adopted by the stockholders of Jump’n Jax approving the matters described in Section 7(e) above;

(iv)
certificates from the jurisdiction of incorporation of Jump’n Jax and Merger Sub dated within five business days of the Closing Date that each of said corporations is in good standing under the laws of said state;

(v)	executed copy of the Certificate of Merger for filing in the State of Nevada;

(vi)	opinion of Jump’n Jax’s counsel as described in Section 8(m) above;

(vii)	such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement;

(viii)	written resignation of Lane S. Clissold as an officer and director of Jump’n Jax; and

(ix)	all other items, the delivery of which is a condition precedent to the obligations of MedaCure, as set forth in Section 8 hereof.

SECTION 13 Finder’s Fees. Unless otherwise disclosed in an attachment hereto, Jump’n Jax and Merger Sub, jointly and severally, represent and warrant to MedaCure, and MedaCure represents and warrants to Jump’n Jax and Merger Sub, that none of them, or any party acting on their behalf, has incurred any liabilities, either express or implied, to any “broker” or “finder” or similar person in connection with this Agreement or any of the transactions contemplated hereby.

SECTION 14 Additional Covenants. Between the date hereof and the Closing, except with prior written consent of the other party:

(a) Jump’n Jax, Merger Sub and MedaCure will conduct their business only in the usual and ordinary course and the character of such business will not be changed nor will any different business be undertaken;

(b) No change will be made in the Certificate of Incorporation or Bylaws of Jump’n Jax, Merger Sub or MedaCure except as described herein;

(c) No change will be made in the authorized or issued shares of Jump’n Jax except as set forth herein;

(d) Neither Jump’n Jax nor MedaCure will discharge or satisfy any lien or encumbrance or obligation or liability, other than current liabilities shown on the financial statements heretofore delivered and current liabilities incurred since that date in the ordinary course of business; and

18

(e) Jump’n Jax will not make any payment or distribution to its stockholders or purchase or redeem any shares or common stock except as set forth herein.

SECTION 15 Termination. This Agreement may be terminated at any time prior to the Effective Time of the Merger, by action taken or authorized by the Board of Directors of the terminating party or parties and, except as provided below, whether before or after approval of the matters presented in connection with the Merger by the stockholders of Jump’n Jax or MedaCure:

(a) By mutual written consent of Jump’n Jax and MedaCure;

(b) By either Jump’n Jax or MedaCure, if the Effective Time of the Merger will not have occurred on or before September 30, 2006 (the “Termination Date”); provided, however, that the right to terminate this Agreement under this Section 15(b) will not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in, the failure of the Effective Time of the Merger to occur on or before the Termination Date;

(c) By either Jump’n Jax or MedaCure if any governmental entity

(i)
will have issued an order, decree or ruling or taken any other action (which the parties will use their reasonable best efforts to resist, resolve or lift, as applicable) permanently restraining, enjoining or otherwise prohibiting the transaction contemplated by this Agreement and such order, decree, ruling or other action will have become final and nonappealable; or

(ii)
will have failed to issue an order, decree or ruling or to take any other action and such denial of a request to issue such order, decree, ruling or take such other action will have become final and nonappealable (which order, decree, ruling or other action the parties will have used their reasonable best efforts to obtain); if such action under (i) and/or (ii) is necessary to fulfill the conditions set forth in Sections 9 and 10, as applicable;

(d) By either Jump’n Jax or MedaCure, if the approvals of the respective stockholders of Jump’n Jax or MedaCure contemplated by this Agreement will not have been obtained by reason of the failure to obtain the required vote of stockholders or consent to the respective matters as to which such approval was sought;

(e) By Jump’n Jax, if MedaCure will have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, such that the conditions set forth in Section 9 are not capable of being satisfied on or before the Termination Date; or

(f) By MedaCure, if Jump’n Jax will have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, such that the conditions set forth in Section 8 are not capable of being satisfied on or before the Termination Date.

SECTION 16 Effect of Termination. In the event of termination of this Agreement by either Jump’n Jax or MedaCure as provided in Section 15 (other than Sections 16(e) or (f)), this Agreement will forthwith become void and there will be no liability or obligation on the part of any of the parties or their respective officers or directors.

SECTION 17 Miscellaneous.

(a) Further Assurances. At any time and from time to time after the Effective Time of the Merger, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

19

(b) Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party (in its sole discretion) to whom such compliance is owed.

(c) Amendment. This Agreement may be amended only in writing as agreed to by all parties hereto.

(d) Notices. All notices and other communications hereunder will be in writing and will be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested to the last known address of the noticed party.

(e) Headings. The section and subsection headings in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

(f) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(g) Binding Effect. This Agreement will be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

(h) Entire Agreement. This Agreement and the attached Exhibits, including the Certificate of Merger, is the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

(i) Severability. If any part of this Agreement is deemed to be unenforceable, the balance of the Agreement will remain in full force and effect.

(j) Responsibility and Costs. Whether the Merger is consummated or not and except as otherwise set forth below, all fees, expenses and out-of-pocket costs including, but not limited to, fees and disbursements of counsel, financial advisors and accountants and expenses associated with fulfillment of the obligations set forth herein, that are incurred by the parties hereto will be borne solely and entirely by the party that has incurred such costs and expenses, unless the failure to consummate the Merger constitutes a breach of the terms hereof, in which event the breaching party will be responsible for all costs of all parties hereto. Notwithstanding the above, the parties agree that MedaCure will pay to Leonard E. Neilson, Attorney at Law, all reasonable legal fees, expenses and costs associated with the preparation and execution of this Agreement and all transactions, agreements and documents associated thereto and contemplated hereby. All printing expenses and Edgar filing expenses, will be paid by MedaCure. No other pre-Merger fees, expenses or other costs incurred by Jump’n Jax prior to the Effective Time of the Merger will be the obligation of Jump’n Jax at or following the Effective Time of the Merger.

(k) Governing Law. This Agreement will be governed and construed in accordance with the laws of the State of Utah without regard to principles of conflicts of law.

[Signatures on Following Page]

20

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

MedaCure International, Inc.

By:
Lincoln Dastrup Its: President

Jump’n Jax, Inc.

By:
Lane S. Clissold Its: President

CuraTech Acquisitions, Inc.

By:
Lane S. Clissold Its: President

21

APPENDIX“D”

MOORE & ASSOCIATES, CHARTERED
ACCOUNTANTS AND ADVISORS
    PCAOB REGISTERED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
MedaCure International Inc ( A Development Stage Company)
Las Vegas, Nevada

We have audited the accompanying balance sheet of MedaCure International Inc (A Development Stage Company) as of May 31, 2006, and the related statements of operations, stockholders’ equity and cash flows from inception April 25, 2006 through May  31,  2006  and  the  period  then  ended.    These  financial  statements  are the responsibility  of  the  Company’s  management.   Our  responsibility  is  to  express  an opinion on these financial statements based on our audits.

We  conducted  our  audits  in  accordance  with  standards  of  the  Public  Company Accounting Oversight Board (United States). Those standards require that we plan and perform  the  audits  to  obtain  reasonable  assurance  about  whether  the  financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made  by  management,  as  well  as  evaluating  the overall  financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MedaCure International Inc (A Development Stage Company) as of May 31, 2006 and the results of its operations and its cash flows from inception April 25, 2006 through May 31, 2006 and the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The  accompanying  financial statements  have  been  prepared  assuming  that  the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company’s net losses as of May 31, 2006 raise substantial doubt about its  ability  to  continue as  a  going concern. Management’s  plans  concerning  these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moore & Associates, Chartered

Moore & Associates Chartered
Las Vegas, Nevada
August 22, 2006

2675 S. Jones Blvd. Suite 109, Las Vegas, NV 89146 (702) 253-7511 Fax (702) 253-7501

MEDACURE INTERNATIONAL, INC.
(A Development Stage Company)
Balance Sheet

May 31, 2006
ASSETS

CURRENT ASSETS

Cash	$3,240

Total Current Assets	3,240

TOTAL ASSETS	$3,240

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES

Accounts payable	$-

Total Current Liabilities	-

TOTAL LIABILITIES	-

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock: 25,000,000 shares authorized; $0.001 par value; 11,487,500 shares issued and outstanding	11,488
Additional paid-in capital	471,712
Deficit accumulated during the development stage	(479,960)

Total Stockholders' Equity (Deficit)	3,240

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$3,240

The accompanying notes are an integral part of these financial statements.

4

MEDACURE INTERNATIONAL, INC.
(A Development Stage Company)
Statements of Operations

From Inception of the Development Stage on April 25, 2006 through May 31, 2006

REVENUES	$-

OPERATING EXPENSES

General and administrative	7,460

Total Operating Expenses	7,460

LOSS FROM OPERATIONS	(7,460)

OTHER EXPENSES

Impairment of assets	(472,500)

Total Other Expenses	(472,500)

NET LOSS	$(479,960)

BASIC LOSS PER SHARE	$(0.08)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	5,743,750

The accompanying notes are an integral part of these financial statements.

5

MEDACURE INTERNATIONAL, INC.
(A Development Stage Company)
Statements of Stockholders' Equity (Deficit)

	Common Stock		Additional Paid-In	Deficit Accumulated During the Development
	Shares	Amount	Capital	Stage
Balance, at inception on April 25, 2006	-	$-	$-	$-

Common shares issued for cash at $0.001 per share	10,700,000	10,700	-	-

Common shares issued pursuant to Asset Purchase Agreement at $0.60 per share	537,500	538	321,962	-

Common shares issued for cash at $0.60 per share	250,000	250	149,750	-

Net loss for the period from inception on April 25, 2006 through May 31, 2006	-	-	-	(479,960)

	11,487,500	$11,488	$471,712	$(479,960)

The accompanying notes are an integral part of these financial statements.

6

MEDACURE INTERNATIONAL, INC.
(A Development Stage Company)
Statements of Cash Flows

From Inception of the Development Stage on April 25, 2006 Through May 31, 2006
CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$(479,960)
Adjustments to reconcile net loss to net cash used by operating activities:
Impairment of investments	472,500

Net Cash Used by Operating Activities	(7,460)

CASH FLOWS FROM INVESTING ACTIVITIES

Cash paid for IRT investment	(150,000)

Net Cash Used by Investing Activities	(150,000)

CASH FLOWS FROM FINANCING ACTIVITIES

Common stock issued for cash	160,700

Net Cash Provided by Operating Activities	160,700

NET INCREASE IN CASH	3,240

CASH AT BEGINNING OF PERIOD	-

CASH AT END OF PERIOD	$3,240

CASH PAID FOR:
Interest	$-
Taxes	$-

The accompanying notes are an integral part of these financial statements.

7

MEDACURE INTERNATIONAL, INC.
Notes to the Financial Statements
May 31, 2006

NOTE 1 - NATURE OF ORGANIZATION

a. Organization and Business Activities

The Company was incorporated under the laws of the State of Nevada on April 25, 2006 under the name MedaCure International, Inc. The Company was formed as a vehicle to market and sell its unique, proprietary Immune Response Therapy (“IRT”) product. The Company has not realized significant revenues to date and therefore classified as a development stage company.

b. Accounting Method

The Company’s financial statements are prepared using the accrual method of accounting.  The Company has elected a December 31 year-end.

c. Cash and Cash Equivalents

For the purpose of the statement of cash flows, the Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

d. Estimates

The  preparation  of  financial  statements  in  conformity  with  generally  accepted accounting principles requires management to make estimates and assumptions that  affect  the  reported  amounts  of  assets  and  liabilities  and  disclosure  of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e. Newly Issued Accounting Pronouncements

In April 2002, the FASB issued Statement No. 145 “Rescission of FASB Statements No. 4, 44, and 62, Amendment of FASB Statement No. 13, and Technical Corrections” (SFAS 145). SFAS 145 will require gains and losses on extinguishments of debt to be classified as income or loss from continuing operations rather than as extraordinary items as previously required under Statement of Financial Accounting Standards No. 4 (SFAS 4). Extraordinary treatment will be required for certain extinguishments as provided in APB Opinion No. 30. SFAS 145 also amends Statement of Financial Accounting Standards No. 13 to require certain modifications to capital leases be treated as a sale-leaseback and modifies the accounting for sub-leases when the original lessee remains a secondary obligor (or guarantor). SFAS 145 is effective for financial statements issued after May 15, 2002, and with respect to the impact of the reporting requirements of changes made to SFAS 4 for fiscal years beginning after May 15, 2002. The adoption of the applicable provisions of SFAS 145 did not have an effect on the Company’s financial statements.

8

MEDACURE INTERNATIONAL, INC.
Notes to the Financial Statements
May 31, 2006

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

e. Newly Issued Accounting Pronouncements (Continued)

In June 2002, the FASB issued Statement No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.” SFAS 146 nullifies Emerging Issues Task Force Issue No. 94-3 “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring).” SFAS 146 applies to costs associated with an exit activity that does not involve an entity newly acquired in a business combination or with a disposal activity covered by SFAS 144.    SFAS  146  is  effective  for  exit  or  disposal  activities  that  are  initiated  after December 31,  2002,  with  earlier  application  encouraged.  The  adoption  of  the applicable provisions of SFAS 146 did not have an effect on the Company’s financial statements.

In  October  2002,  the  FASB  issued  Statement  No.  147  “Acquisitions  of  Certain Financial Institutions - an amendment of FASB Statements No. 72 and 144 and FASB Interpretation  No.  9”  (SFAS  147).    SFAS  147  removes  acquisitions  of  financial institutions from the scope of both Statement 72 and Interpretation 9 and requires that those transactions be accounted for in accordance with FASB Statements No. 141, Business Combinations, and No. 142, Goodwill and Other Intangible Assets. Thus, the requirement in paragraph 5 of Statement 72 to recognize (and subsequently amortize) any excess of the fair value of liabilities assumed over the fair value of tangible and identifiable intangible assets acquired as an unidentifiable intangible asset no longer applies to acquisitions within the scope of this Statement. In addition, this Statement amends FASB Statement No. 144, Accounting for the Impairment or Disposal of Long- Lived Assets, to include in its scope long-term customer-relationship intangible assets of financial institutions such as depositor- and borrower-relationship intangible assets and credit cardholder intangible assets. Consequently, those intangible assets are subject to the same undiscounted cash flow recoverability test and impairment loss recognition and measurement provisions that Statement 144 requires for other long- lived assets that are held and used. SFAS 147 is effective October 1, 2002. The adoption  of  the  applicable  provisions  of  SFAS  147  did  not  have  an  effect the Company’s financial statements.

In December 2002, the FASB issued Statement No. 148 “Accounting for Stock-Based Compensation - Transition and Disclosure - an amendment of FASB Statement No. 123” (SFAS 148). SFAS 148 provides alternate methods of transition for a voluntary change  to  the  fair  value  based  method  of  accounting  for  stock-based  employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reporting results.  SFAS 148 is effective for fiscal years beginning after December 15, 2003. The adoption of SFAS No. 148 did not have a material effect on the financial statements of the Company.

9

MEDACURE INTERNATIONAL, INC.
Notes to the Financial Statements
May 31, 2006

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

e. Newly Issued Accounting Pronouncements (Continued)

In April 2003, the FASB issued SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities” which is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. This statement amends and clarifies financial accounting for derivative instruments embedded in other contracts (collectively referred to as derivatives) and hedging activities under SFAS 133. The adoption of SFAS No. 149 did not have a material effect on the financial statements of the Company.

In May 2003, the FASB issued Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" (SFAS 150"). SFAS 150 addresses certain financial instruments that, under previous guidance, could be accounted for as equity, but now must be classified as liabilities in statements of financial position. These financial instruments include: (i) mandatory redeemable financial instruments, (ii) obligations to repurchase the issuer's equity shares by transferring assets, and (iii) obligations to issue a variable number of shares. SFAS 150 is generally effective for all financial instruments entered into or modified  after  May  31,  2003,  and  otherwise  effective  at  the  first  interim  period beginning after June 15, 2003. The adoption of SFAS 150 did not have any impact on the Company's financial position or Statement of Operations.

In January 2003, and revised in December 2003, the FASB issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN 46"). This interpretation of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," addresses consolidation  by  business  enterprises  of  variable  interest  entities, which  possess certain characteristics. FIN 46 requires that if a business enterprise has a controlling financial interest in a variable interest entity, the assets, liabilities, and results of the activities of the variable interest entity must be included in the consolidated financial statements with those of the business enterprise.  FIN 46 applies immediately to variable interest entities created after January 31, 2003 and to variable interest entities in  which  an  enterprise  obtains an  interest  after  that  date.  The  consolidation requirements apply to older entities in the first fiscal year or interim period after June 15, 2003. The adoption of the effective provisions of Interpretation 46 did not have any impact on the Company's financial position or statement of operations.

NOTE 2 - GOING CONCERN

The  Company’s  financial  statements  are  prepared  using  generally  accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has  yet  to  generate  significant  revenues  or  fully  develop  its  planned  operations, causing it to realizes an overall net loss since its inception.

10

MEDACURE INTERNATIONAL, INC.
Notes to the Financial Statements
May 31, 2006

NOTE 2 - GOING CONCERN (Continued)

In order to continue as a going concern and achieve a profitable level of operations, the Company will need, among other things, additional capital resources in order to develop  a  consistent source  of  revenues.    Management’s  plans include  raising additional from the private placement of shares of its common stock.

The ability of the Company to continue as a going concern is dependent upon its ability to  successfully  accomplish  the  plan  described  in  the  preceding paragraph  and eventually attain profitable operations.  The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3 - EQUITY ACTIVITY

On  April  28,  2006,  the  Company  issued  an  aggregate  of  10,700,000  shares  of common stock to various individuals, each of whom was an officer and/or director of the Company on the date of issuance, in exchange for an aggregate of $10,700 in cash.

On May 12, 2006, the Company issued an aggregate of 537,500 shares of common stock to two unrelated individuals, as partial payment for Immune Response Therapy assets (see Note 4).

On  May  15,  2006,  the  Company issued  250,000  shares  of  common  stock  to an unrelated third party in exchange for $150,000 in cash.

NOTE 4 - ASSET PURCHASE AGREEMENT

On May 15, 2006 the Company entered into an Asset Purchase Agreement whereby the  Company  acquired  certain  exclusive  proprietary  Immune  Response  Therapy (“IRT”) products and technologies from Dr. William and Freida Stacey, in exchange for $150,000 in cash and 537,500 shares of the Company’s common stock. The shares in this transaction have been valued at $0.60 per share, or $322,500, bringing the total value of the consideration paid by the Company for the IRT assets to $472,500.

To the date of these financial statements, the Company has yet to realize significant revenues  from  the  utilization  of  the IRT  assets.    The  Company’s  management continues to focus its business strategy on the utilization of the IRT assets. However, due to the fact that no significant revenues have been generated from the IRT assets, the Company has fully impaired the IRT assets as of May 31, 2006. Accordingly, an asset impairment expense of $472,500 for the period ended May 31, 2006.

11

MEDACURE INTERNATIONAL, INC.
Notes to the Financial Statements
May 31, 2006

NOTE 5 SUBSEQUENT EVENTS

Subsequent to May 31, 2006, the Company issued 91,667 shares of common stock to an unrelated third party for $55,000 cash.

On June 5, 2006, the Company’s Board of Directors authorized the Company to enter into an Agreement and Plan of Merger with Jump’n Jax, Inc., a Utah corporation. Pursuant to the terms of the Agreement, the Company will exchange 100% of its issued and outstanding common shares for an aggregate of 11,579,167 shares of Jump’n Jax common stock, being exchanged on a one share for one share basis.
12

APPENDIX“E”

UTAH REVISED BUSINESS CORPOARTION ACT
DISSENTER’S RIGHTS

§16-10a-1301.   Definitions.

For purposes of Part 13:

(1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 16-10a-1302 and who exercises that right when and in the manner required by Sections 16-10a-1320 through 16-10a-1328.

(4) "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in Section 16-10a-723.

(7) "Shareholder" means the record shareholder or the beneficial shareholder.

§16-10a-1302.   Right to dissent.

(1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:

(a) consummation of a plan of merger to which the corporation is a party if:

(i) shareholder approval is required for the merger by Section 16-10a-1103 or the articles of incorporation; or

(ii) the corporation is a subsidiary that is merged with its parent under Section 16-10a-1104;

(b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and

(d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10a-1202(2).

(2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.

(3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection (4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:

(a) the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

(b) the record date fixed under Section 16-10a-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or

(c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:

(a) shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;

(c) cash in lieu of fractional shares; or

(d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares.

(5) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

1

§16-10a-1303.   Dissent by nominees and beneficial owners.

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

(a) the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

(b) the beneficial shareholder dissents with respect to all shares of which he is the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder must certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement must be stated in the dissenters' notice given pursuant to Section 16-10a-1322.

§16-10a-1320.   Notice of dissenters' rights.

(1) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders' meeting for which the notice was to have been given.

(2) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 must be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10a-704 for which the notice was to have been given.

§16-10a-1321.   Demand for payment -- Eligibility and notice of intent.

(1) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

(a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and

(b) may not vote any of his shares in favor of the proposed action.

(2) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.

(3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(4) A shareholder who does not satisfy the requirements of Subsections (1) through (3) is not entitled to payment for shares under this part.

§16-10a-1322.   Dissenters' notice.

(1) If proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.

(2) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and shall:

(a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;

(b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;

2

(c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;

(e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;

(f) state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and

(g) be accompanied by a copy of this part.

§16-10a-1323.   Procedure to demand payment.

(1) A shareholder who is given a dissenters' notice described in Section 16-10a-1322, who meets the requirements of Section 16-10a-1321, and wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice:

(a) cause the corporation to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10a-1322(2)(d), duly completed, or may be stated in another writing;

(b) deposit certificates for his certificated shares in accordance with the terms of the dissenters' notice; and

(c) if required by the corporation in the dissenters' notice described in Section 16-10a-1322, as contemplated by Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302.

(2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.

(3) A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

§16-10a-1324.   Uncertificated shares.

(1) Upon receipt of a demand for payment under Section 16-10a-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10a-1326.

(2) In all other respects, the provisions of Section 16-10a-1323 apply to shareholders who own uncertificated shares.

§16-10a-1325.   Payment.

(1) Except as provided in Section 16-10a-1327, upon the later of the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and receipt by the corporation of each payment demand pursuant to Section 16-10a-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenter's shares, plus interest to each dissenter who has complied with Section 16-10a-1323, and who meets the requirements of Section 16-10a-1321, and who has not yet received payment.

(2) Each payment made pursuant to Subsection (1) must be accompanied by:

(a) (i) (A) the corporation's balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;

(B) an income statement for that year;

(C) a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders; and

(D) the latest available interim financial statements, if any;

(ii) the balance sheet and statements referred to in Subsection (i) must be audited if the corporation customarily provides audited financial statements to shareholders;

(b) a statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares;

(c) a statement of the dissenter's right to demand payment under Section 16-10a-1328; and

(d) a copy of this part.

§16-10a-1326.   Failure to take action.

(1) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section 16-10a-1323 shall thereafter have all rights of a shareholder as if no demand for payment had been made.

3

(2) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, then the corporation shall send a new dissenters' notice, as provided in Section 16-10a-1322, and the provisions of Sections 16-10a-1323 through 16-10a-1328 shall again be applicable.

§16-10a-1327.   Special provisions relating to shares acquired after announcement of proposed corporate action.

(1) A corporation may, with the dissenters' notice given pursuant to Section 16-10a-1322, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302 and state that a shareholder who asserts dissenters' rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters' rights are being asserted, acquired beneficial ownership of the shares before that date, the corporation may, in lieu of making the payment provided in Section 16-10a-1325, offer to make payment if the dissenter agrees to accept it in full satisfaction of his demand.

(2) An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection 16-10a-1325(2).

§16-10a-1328.   Procedure for shareholder dissatisfied with payment or offer.

(1) A dissenter who has not accepted an offer made by a corporation under Section 16-10a-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimated amount, plus interest, less any payment made under Section 16-10a-1325, if:

(a) the dissenter believes that the amount paid under Section 16-10a-1325 or offered under Section 16-10a-1327 is less than the fair value of the shares;

(b) the corporation fails to make payment under Section 16-10a-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or

(c) the corporation, having failed to take the proposed corporate action creating dissenters' rights, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 16-10a-1326.

(2) A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection (1) within 30 days after the corporation made or offered payment for his shares.

§16-10a-1330.   Judicial appraisal of shares -- Court action.

(1) If a demand for payment under Section 16-10a-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16-10a-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in Subsection (1) in the district court of the county in this state where the corporation's principal office, or if it has no principal office in this state, the county where its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located.

(3) The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10a-1321, 16-10a-1323, and 16-10a-1328, whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties must be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10a-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section 16-10a-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares. Service may also be made otherwise as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment:

(a) for the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10a-1325; or

(b) for the fair value, plus interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under Section 16-10a-1327.

4

§16-10a-1331.   Court costs and counsel fees.

(1) The court in an appraisal proceeding commenced under Section 16-10a-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 16-10a-1328.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 16-10a-1320 through 16-10a-1328; or

(b) against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

5

Cover Letter

Leonard E. Neilson
Attorney at Law
8160 South Highland Drive
Suite 104
Sandy, Utah 84093

Phone: (801) 733-0800	Fax: (801) 733-0808

August 23, 2006

Securities and Exchange Commission
Office of Document Control
450 Fifth Street N.W.
Washington, D.C. 20549

Via EdgarLink

Re:	Jump’n Jax, Inc. File No. 000-51140 14C Information Statement - Preliminary

To Whom It May Concern:

Please find herewith the Preliminary 14C Information Statement filed on behalf of Jump’n Jax, Inc. Please direct all correspondences concerning this filing and Jump’n Jax, Inc. to this office.

Yours truly,

Leonard E. Neilson

:ae
Attachment